UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21515
                                                    ---------------------------
                  TS&W / Claymore Tax-Advantaged Balanced Fund
             -----------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
             -----------------------------------------------------
               (Address of principal executive offices) (Zip code)

                   J. Thomas Futrell, Chief Executive Officer
                   2455 Corporate West Drive, Lisle, IL 60532
             -----------------------------------------------------
                     (Name and address of agent for service)

             Registrant's telephone number, including area code: (630) 505-3700
                                                                ----------------

                      Date of fiscal year end: December 31
                                             --------------
                   Date of reporting period: December 31, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


    ANNUAL REPORT                                           TS&W/ CLAYMORE | TYW
December 31, 2008                             TAX-ADVANTAGED BALANCED FUND |

                                     [PHOTO]

Logo:  THOMPSON, SIEGEL & WALMSLEY LLC
       INVESTMENT MANAGEMENT

                                                              Logo: CLAYMORE(SM)

                                                            WWW.CLAYMORE.COM/TYW
                                                   ... HOME PORT FOR THE LATEST,
                                           MOST UP-TO-DATE INFORMATION ABOUT THE
                                      TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND


                            TYW         TS&W/Claymore
                           LISTED       Tax-Advantaged
                           NYSE(R)      Balanced Fund

Logo:  THOMPSON, SIEGEL & WALMSLEY LLC
       INVESTMENT MANAGEMENT

                                                              Logo: CLAYMORE(SM)

    There can be no assurance the Fund will achieve its investment objective.
      The value of the Fund will fluctuate with the value of the Underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.

             NOT FDIC INSURED o NOT BANK-GUARANTEED o MAY LOSE VALUE

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/TYW, you will find:

o     Daily, weekly and monthly data on share prices, distributions and more

o     Portfolio overviews and performance analyses

o     Announcements, press releases and special notices

o     Fund and adviser contact information

Thompson, Siegel & Walmsley LLC and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dear SHAREHOLDER |

We thank you for your investment in the TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund"). This report covers the Fund's performance for the fiscal year ended December 31, 2008. This has been an extraordinarily difficult time for all investors, and we are disappointed to report that the Fund's return was negative for the period.

The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund primarily focuses its investments on (i) municipal securities, the interest on which is exempt from regular Federal income tax, and which is not a preference item for purposes of the alternative minimum tax (such securities referred to generally as "municipal securities") and (ii) common stocks and preferred securities that are eligible to pay dividends which, for individual shareholders, qualify for the long-term capital gains rate. The portfolio is comprised primarily of municipal securities, equity securities, preferred securities and high-yield debt securities.

Claymore Advisors, LLC is the Investment Adviser to the Fund, with responsibility for managing the Fund's overall asset allocation. Claymore entities provided supervision, management, servicing and/or distribution on approximately $10.4 billion in assets as of December 31, 2008. Two Investment Sub-Advisers are responsible for day-to-day management of the Fund's investments. Thompson, Siegel & Walmsley LLC ("TS&W") manages the Fund's equity portfolio and other non-municipal income-producing securities. As of December 31, 2008,TS&W managed or supervised approximately $5.4 billion in assets. SMC Fixed Income Management, LP ("SMC") is responsible for the Fund's portfolio of municipal bonds. As of December 31, 2008, SMC managed or supervised approximately $300 million in assets.

All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12 months ended December 31, 2008, the Fund generated total returns -43.70% and -37.97% based on market price and NAV, respectively. As of December 31, 2008, the Fund's market price of $6.65 per share represented a discount of 21.49% to its NAV of $8.47 per share. Past performance is not a guarantee of future results.

The market value and NAV of the Fund's shares fluctuate from time to time, and the Fund's market value may be higher or lower than its NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying portfolio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

In an effort to enhance shareholder value, the Fund announced on January 2, 2009, the adoption of an open-market share repurchase plan (the "Plan") authorizing the purchase of up to 5% of its outstanding common shares in the open market on a quarterly basis, subject to applicable regulatory and legal restrictions and in consideration of certain operational and market factors, including the size of the market price discount to net asset value of the Fund. There is no assurance that the Fund will purchase shares at any particular discount levels or in any particular amounts. There is also no assurance that the market price of the Fund's shares, either absolutely or relative to the net asset value, will increase as a result of any share repurchases.

                                           Annual Report | December 31, 2008 | 3

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | DEAR SHAREHOLDER continued

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan ("DRIP"), which is described in detail on page 30 of the Fund's annual report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund's common shares is at a premium above NAV, the DRIP reinvests participants' dividends in newly-issued common shares at NAV, subject to an IRS limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. Since the Fund endeavors to maintain a steady quarterly distribution rate, the DRIP plan effectively provides an income averaging technique, which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund paid quarterly dividends on its common shares of $0.2525 on March 31, June 30, September 30 and December 31, 2008. This represents an annualized distribution rate of 15.19%, based on the Fund's closing market price of $6.65 per share on December 31, 2008.

To learn more about the Fund's performance and investment strategy, we encourage you to read the Questions & Answers section of the report, which begins on page
5. You will find information about what impacted the performance of the Fund during 2008 and the Investment Adviser's and Sub-Advisers' views on the market environment.

We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund's website at www.claymore.com/tyw.

Sincerely,
J.Thomas Futrell

/s/ J.Thomas Futrell
-----------------------
TS&W/Claymore Tax-Advantaged Balanced Fund

4 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

QUESTIONS & ANSWERS |

The TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") is managed jointly by Thompson, Siegel & Walmsley LLC ("TS&W") and SMC Fixed Income Management, LP ("SMC"). The portfolio management teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of the Fund. The individuals named below are responsible for managing the Fund.

VINCENT R. GIORDANO, PORTFOLIO MANAGER, MANAGING MEMBER SMC FIXED INCOME MANAGEMENT, LP

Mr. Giordano is a Managing Member of SMC. He leads SMC's municipal fixed-income investment management team and co-manages the Fund's municipal securities portfolio. Prior to joining SMC, Mr. Giordano was employed by Claymore Advisors, LLC ("Claymore") and Merrill Lynch. He has more than 30 years of investment experience.

ROBERTO W. ROFFO, PORTFOLIO MANAGER, MANAGING DIRECTOR SMC FIXED INCOME MANAGEMENT, LP

Mr. Roffo co-manages the Fund's municipal securities portfolio. He has more than 15 years of investment management experience focused on the municipal securities market. Prior to joining SMC, Mr. Roffo was employed by Claymore and Merrill Lynch. He has worked closely with Mr. Giordano throughout his career. He holds a Bachelor's Degree from the University of Massachusetts.

PAUL A. FERWERDA, CFA, PORTFOLIO MANAGER, SENIOR VICE PRESIDENT -DOMESTIC EQUITY AND RESEARCH THOMPSON, SIEGEL & WALMSLEY, LLC

Mr. Ferwerda is responsible for the day-to-day management of the Fund's common stock portfolio. He has been with TS&W for over 20 years and has more than 25 years of investment experience. Mr. Ferwerda has extensive equity research experience within the financial sector and holds an MBA from Duke University.

WILLIAM M. BELLAMY, CFA, PORTFOLIO MANAGER, VICE PRESIDENT THOMPSON, SIEGEL & WALMSLEY, LLC

Mr. Bellamy joined TS&W in 2002. He has over 20 years of investment industry experience focused on the fixed-income markets. Mr. Bellamy is responsible for managing the Fund's taxable fixed-income securities. He holds an MBA from Duke University.

In the following interview, Claymore, TS&W and SMC share their thoughts on the market and discuss the factors that influenced the Fund's performance for the fiscal year ended December 31, 2008.

--------------------------------------------------------------------------------
WILL YOU REMIND US OF THIS FUND'S OBJECTIVE AND HOW YOU SEEK TO ACHIEVE IT?
The Fund's investment objective is to provide a high level of total after-tax return, including attractive tax-advantaged income. The Fund seeks to achieve its objective by investing in a portfolio of assets consisting primarily of (i) municipal securities, the interest on which is exempt from regular Federal income tax, and which is not a preference item for purposes of the alternative minimum tax (such securities referred to generally as "municipal securities") and (ii) common stocks and preferred securities that are eligible to pay dividends which, for individual shareholders, qualify for the long-term capital gains rate. The portfolio is comprised primarily of municipal securities, equity securities, preferred securities and high-yield debt securities.

--------------------------------------------------------------------------------
HOW DID THE FUND PERFORM DURING 2008?
All Fund returns cited--whether based on net asset value ("NAV") or market price--assume the reinvestment of all distributions. For the 12 months ended December 31, 2008, the Fund provided a total return based on market price of -43.70% and a total return based on NAV of -37.97%. As of December 31, 2008, the Fund's market price of $6.65 per share represented a discount of 21.49% to its NAV of $8.47 per share. Past performance is not a guarantee of future results.

The market value and NAV of the Fund's shares fluctuate from time to time, and the Fund's market value may be higher or lower than its NAV. The current discount to NAV may provide an opportunity for suitable investors to purchase shares of the Fund below the market value of the securities in the underlying port-folio. We believe that, over the long term, the progress of the NAV will be reflected in the market price return to shareholders.

For NAV performance comparison purposes, the municipal bond market, as measured by the Barclays Capital U.S. Municipal Long Bond Index ("Barclays Municipal Index"), (1) a widely used measure of the municipal bond market as a whole, returned -14.68% for the 12 months ended December 31, 2008. The broad equity market, as measured by the S&P 500, (2) returned -37.00%. The high-yield bond market, as measured by the Merrill Lynch High Yield Master II Index, (3) returned -26.39% for the period, and the Merrill Lynch Fixed Rate Preferred Stock Index(4) returned -25.24%.

The Fund paid quarterly dividends of $0.2525 on March 31, June 30, September 30 and December 31, 2008. This represents an annualized distribution rate of 15.19% based on the Fund's closing market price of $6.65 on December 31, 2008.

----------
Indices are unmanaged and it is not possible to invest directly in an index.

(1) Barclays Capital U.S. Municipal Long Bond Index is a rules-based, market-value-weighted index engineered for the long-term (22+ years) tax-exempt bond market.

(2) The S&P 500 is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(3) The Merrill Lynch High Yield Master II Index is a commonly used benchmark index for high yield corporate bonds and is a measure of the broad high yield market.

(4) The Merrill Lynch Fixed Rate Preferred Securities Index is designed to replicate the total return of a diversified group of investment-grade preferred securities. The Index is rebalanced on a monthly basis.

                                           Annual Report | December 31, 2008 | 5

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
HOW ARE ASSETS ALLOCATED AMONG THE VARIOUS ASSET CLASSES?
The Fund invests at least 50%, and may invest up to 60%, of its total assets in municipal securities. As of December 31, 2008, approximately 54.6% of the Fund's assets was invested in municipal securities. Of the remaining assets in the Fund's portfolio as of December 31, 2008, approximately 35.5% were invested in equity securities consisting primarily of large-cap dividend-paying stocks, and approximately 9.9% were invested in other taxable income-producing securities, which include but are not limited to high-yield bonds, preferred stocks and real estate investment trusts. From time to time, assets are rebalanced to maintain at least 50% of the Fund's total assets in municipal securities.

--------------------------------------------------------------------------------
HOW DOES THE FUND EMPLOY LEVERAGE?
TYW, like many closed-end funds, utilizes leverage as part of its investment strategy. As of December 31, 2008, the Fund had $120 million of leverage outstanding in the form of Auction Market Preferred Shares ("AMPS"). AMPS holders receive a dividend that is reset every seven or 28 days, depending on the tranche. (5) The purpose of leverage is to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. However, when leveraged investments fall in price, leverage reduces overall return, and this was the case during 2008. Please keep in mind, the use of leverage will also result in greater volatility of the net asset value (NAV) and market price of Common Shares because changes in the value of the Fund's portfolio investments, including investments purchased with the proceeds of the financial leverage, are borne entirely by the holders of Common Shares.

The broad auction-rate preferred securities market experienced considerable disruption during 2008, and your Fund was not immune to this disruption. The result has been an increasing number of failed auctions on many, if not all, auction-rate preferred shares, including the AMPS issued by the Fund. Investors should be aware that a failed auction is not a default, nor does it require the redemption of a fund's auction-rate preferred shares. Provisions in the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction, and, thus, investors will continue to be entitled to receive payment for holding the Fund's AMPS. This maximum rate is determined based upon a multiple of or a spread to the London Interbank Offered Rate ("LIBOR") (6), whichever is greater.

The Fund has two series of AMPS, one that auctions each week and one that auctions every 28 days. The most recent auctions for these series have failed. As of December 31, 2008, the maximum rates established as a result of failed auctions were 1.52% for the Fund's 7-day AMPS and 2.13% for the 28-day AMPS. These maximum rates are not significantly different from, and in many cases are lower than, past successful auctions.

The following questions are related to the municipal securities portfolio and are answered by Portfolio Managers Vincent R. Giordano and Roberto W. Roffo, who have managed the municipal securities portfolio since the Fund's inception.

--------------------------------------------------------------------------------
WILL YOU PROVIDE AN OVERVIEW OF THE MUNICIPAL BOND MARKET DURING 2008?
Six months ago, in the Fund's semi-annual report for the period ended June 30, 2008, we said that the first half of 2008 represented the worst period in many years for the bond market. In the last half of the year, market conditions became even worse. A pivotal event was the mid-September bankruptcy filing of Lehman Brothers Holdings Inc., which created massive turmoil throughout the global financial markets, including the market for municipal bonds. U.S. Treasury securities rallied dramatically, while every other area of the fixed-income market dropped sharply as credit spreads (the difference in interest rates on bonds that carry credit risk versus U.S. Treasury bonds of comparable maturities) widened dramatically. Even municipal bonds, which historically have a very low default rate, performed very poorly; the Barclays Municipal Index returned -14.68% for the 12 months ended December 31, 2008.

--------------------------------------------------------------------------------
HOW DID THE MUNICIPAL BOND PORTION OF THE FUND PERFORM IN THIS ENVIRONMENT? After outperforming the Barclays Municipal Index in the first half of the year, the Fund's municipal bond portfolio underperformed the index in the last half of the year, producing a negative return of -15.88% for the full year. As investors became increasingly uncomfortable with risk, bonds with any degree of credit risk performed poorly. Since the Barclays Municipal Index is composed mainly of securities with the highest credit ratings, the Fund's investments in lower rated securities, which contributed to the Fund's performance relative to the Barclays Municipal Index in the first half of the year, detracted significantly from the Fund's performance relative to the Barclays Municipal Index over the last few months of 2008.

----------
(5) The term tranche is used to describe a specific series of AMPS. The Fund has issued two tranches of AMPS.

(6) LIBOR is the interest rate that banks charge one another in the short-term international interbank market.

6 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

Fortunately, anticipating that the market would become illiquid, we had reduced the Fund's holdings of A and lower rated securities, replacing them with bonds whose principal and interest when due are guaranteed by the Texas Permanent School Fund ("TPSF"), which represented more than 20% of the municipal bond portfolio for a time; as of December 31, 2008, bonds guaranteed by the TPSF represent 24.2% of the Fund's municipal bond portfolio. The TPSF bond guarantee program was created by the state of Texas to help school districts secure higher credit ratings so they could issue bonds with lower interest rates. These very high quality bonds held up significantly better than the rest of the market in 2008, especially near the end of the year when they became scarce after the TPSF announced that it would temporarily suspend its bond guarantee program for new issues.

The greatest detriment to the performance of the municipal bond portfolio was its hedging strategy, which had contributed significantly to performance in the first half of the year. We generally use interest rate swaps to hedge the municipal bond portfolio's exposure to fluctuations in interest rates or to manage its duration. (An interest rate swap is an agreement between two parties to exchange one stream of future interest payments for another based on a specified principal amount. Duration is a measure of the interest rate sensitivity of a bond of fixed-income portfolio which incorporates time to maturity and coupon size. The longer the duration, the greater the risk associated with interest rate movements.) The interest rate swaps used in the municipal bond portfolio exchange the right to receive a floating rate payment (typically based on either the Bond Market Association Municipal Swap Index ("BMA") or LIBOR) for the right to receive a fixed rate payment. Typically, when the prices of municipal bonds drop, the value of the hedge increases and that helps creates profits for the Fund. But during the fourth quarter of 2008, there was extreme illiquidity in the municipal securities market and a massive flight to quality in the U.S. Treasuries market, creating very wide spreads. Because of rising prices for Treasury securities, the value of the hedge decreased at the same time the Fund was losing money on municipal bond holdings; this reduced total return for the year by approximately five percentage points. On an unhedged basis, the Fund's municipal bond portfolio was down less than the Barclays Municipal Index for the year.

--------------------------------------------------------------------------------
HOW DO YOU SELECT MUNICIPAL SECURITIES FOR THE FUND?
We begin by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. Our team analyzes the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there, we incorporate a bottom-up and top-down analysis that helps us construct a portfolio that we believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. While we monitor interest rates very closely and act quickly to adjust the portfolio to changing market rates, we do not trade the portfolio in search of incremental gains that could be achieved by active trading based on daily changes in rates. Our proprietary unbiased research helps us identify undervalued sectors that we believe have the potential for ratings upgrades and capital appreciation; however, there is no guarantee that such events will occur.

--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET, AND WHAT DOES THIS MEAN FOR THE FUND?
The municipal bond market, like essentially all capital markets, continues to face extraordinarily difficult conditions, although there have been some signs of improvement since the third quarter of 2008, when the fixed-income markets was essentially frozen. We have upgraded the overall credit quality and liquidity of the portfolio over the last 12 months, and we feel this is a good position to maintain until we see more signs of market stability. We do believe that high quality municipal bonds currently offer a great value relative to rest of the fixed income market. With a default rate that has traditionally been less than 1%, we believe there is very little credit risk in municipal bonds. Yet these bonds are yielding 200 to 300 basis points (2.0% to 3.0%) more than Treasury securities. We have structured the portfolio to provide as much income as possible without compromising credit quality, and we believe this approach will result in good performance relative to Treasury securities in 2009.

                                           Annual Report | December 31, 2008 | 7

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

The Fund's equity portfolio and taxable fixed-income securities are managed by TS&W. The following questions are related to those portions of the portfolio and are answered by Portfolio Managers Paul A. Ferwerda and William M. Bellamy.

--------------------------------------------------------------------------------
WILL YOU PROVIDE AN OVERVIEW OF THE U.S EQUITY AND HIGH-YIELD BOND MARKETS DURING 2008?
In the Fund's semi-annual report for the period ended June 30, 2008, we described the first half of 2008 as a time of economic uncertainty and turmoil in the capital markets. Since that time, there has been pronounced deterioration in equity and debt markets not only in the U.S. but throughout the world. Credit markets became so intolerant of risk that for a time they were essentially frozen. The combination of a housing slump, rising unemployment, a severe credit crunch and falling equity prices has led to a general loss of confidence, causing households and businesses to avoid spending and severely depressing aggregate demand. In early December, the Business Cycle Dating Committee of the National Bureau of Economic Research officially confirmed that the U.S. economy has been in a recession since December 2007. Aggressive policy responses by the U.S. government, including highly stimulative monetary policy, massive provision of liquidity, capital infusions, and guarantees of bank debt, have helped to keep the financial system viable and begun to loosen frozen credit markets.

Essentially all equity indices posted negative returns during 2008. The S&P 500, an equity index that is generally regarded as a good indicator of the broad stock market, returned -37.00% for the year. The entire market was so extremely weak that it really made little difference whether an investor was focused on large- or small-cap stocks, or whether a growth or value strategy was employed. The large-cap Russell 1000(R) Index posted a return of -37.60%, while the small-cap Russell 2000(R) Index(7) returned -33.79%. The return of the Russell 1000 Value Index was -36.25%, compared with -38.44% for the Russell 1000 Growth Index. (8) All ten industry sectors within the S&P 500 posted negative returns. The weakest sector was financials, down more than 50%; the strongest was consumer staples with a negative return of -14.00%.

There was little difference between returns of stocks that paid substantial dividends and those that did not; in fact some stocks that began the year with high yields cut or eliminated their dividends and were among the very worst performing issues. This was especially the case in the financial sector, which has traditionally accounted for approximately 25% of all dividends paid by companies in the S&P 500. Traditionally, low-beta(9), high-yield stocks tend to perform relatively well in weak markets. But with factors specific to the financial industry creating weakness in that sector, stocks with lower yields generally performed better than high-yield stocks during the recent market downturn.

With concerns about credit quality the major driver of the bond market in 2008, by far the best performing fixed-income asset class was U.S. Treasury securities, with the Barclays Capital U.S. Government/Credit Index(10) returning 5.70% for the 12 months ended December 31, 2008. The Barclays U.S. Aggregate Bond Index, (11) which is considered indicative of broad bond market trends, returned 5.24% for the 12 months ended December 31, 2008, while the return of the Barclays U.S. Corporate High Yield Index(12) was -26.16% over the same period.

As credit concerns became increasingly widespread, especially in the financial industry, the U.S. federal government began to intervene, but the intervention was inconsistent. Some large financial firms, most notably Lehman Brothers Holdings Inc., were allowed to fail, while others were rescued and takeovers of others that were failing were arranged. In early September, just days after stating that Fannie Mae and Freddie Mac were financially sound and that they had sufficient capital to survive the financial crisis, the U.S. Treasury and the Federal Housing Finance Agency took over these government-sponsored entities. As financial services companies with investment-grade bond ratings floundered, bond investors began questioning the entire capital structure of the market, and prices of all bonds with any credit risk, even industrial companies, dropped sharply. For a time in October, the bond market was essentially frozen, with huge spreads between bid and asked prices.

In late November, after the Federal Reserve Board (the "Fed") announced plans to begin buying mortgages in the secondary market and the equity market began to recover, conditions in the bond market improved as investors who had been waiting on the sidelines began to re-enter the market. In late November and December, there was a major rally in the bond market, both high yield and investment grade. Between November 20 and the end

----------
(7) Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

(8) The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values, while the Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

(9)   Beta is a measure of a stock's sensitivity to general market trends.

(10) Barclays Capital U.S. Government Bond/Credit Index measures performance of U.S. dollar denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have a remaining maturity of greater than or equal to 1 year. In Addition, the securities have $250 million or more of outstanding face value, and must be fixed rate and non-convertible.

(11) Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

(12) Barclays U.S. Corporate High Yield Index is comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1 (including defaulted issues) and at least one year to maturity.

8 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

of the year, high yield bonds, as represented by the Barclays U.S. Corporate High Yield Index, moved up more than 7% and investment-grade bonds, as represented by the Barclays U.S. Aggregate Bond Index, appreciated over 5%.

--------------------------------------------------------------------------------
BEFORE WE DISCUSS THE SPECIFIC PERFORMANCE ATTRIBUTES OF THE PORTFOLIO, WILL YOU DESCRIBE HOW YOU CHOOSE EQUITY AND HIGH-YIELD SECURITIES?
TS&W's investment process is value-driven and team-oriented. On the equity side, we have a proprietary quantitative valuation model that we apply to more than 400 stocks. This directs our review process toward companies that we believe have the highest expected return potential over a multi-year period. Our in-house research analysts are responsible for validating the model inputs for companies under their coverage and monitoring them over the holding period. Buys and sells are discussed at weekly research meetings or more frequently as needed. TS&W's fixed-income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

--------------------------------------------------------------------------------
PLEASE TELL US ABOUT THE DIVIDEND INCOME EARNED ON THE FUND'S EQUITY
INVESTMENTS.
Our informal goal is for the common equity portfolio to generate a dividend yield of about two times the yield on the S&P 500 Index, which was approximately 3% as of December 31, 2008. The annualized dividend yield of the Fund's equity portfolio was 4.77% as of December 31, 2008; however, there is no guarantee that this level of income will be maintained. With the equity market as weak as it was in 2008, this yield target becomes less important; in fact, because so many companies reduced or eliminated dividends, targeting a certain yield, either absolute or relative to the market, would probably be detrimental to performance. Also, we were cautious with regard to exposure to the financials sector, which has traditionally provided a disproportionate level of income relative to its weight in the S&P 500, but which has cut dividends significantly in the last few months. We believe current stock prices offer some opportunities for significant appreciation, and our present focus is mainly on total return.

--------------------------------------------------------------------------------
HOW DID THE COMMON EQUITY PORTFOLIO PERFORM OVER THIS PERIOD?
We are pleased with the relative performance of the equity portion of the Fund during 2008, even though absolute return was negative. The common equity portion of the portfolio had a return of approximately -32.5%, about 450 basis points (4.5%) better than the -37.00% return of the S&P 500 Index and -36.25% for the Russell 1000 Value Index.

--------------------------------------------------------------------------------
WHICH AREAS OF THE COMMON EQUITY PORTFOLIO HELPED PERFORMANCE?
Several sectors stand out as contributing to the relative performance of the equity portfolio. The Fund's allocation of approximately 10% of its equity portfolio to the utilities sector, which had a weight of approximately 4% in the S&P 500 as of December 31, 2008, provided significant income and the stocks held up relatively well in a down market. One utility holding that performed well was TECO Energy, Inc. (1.0% of total investments), an electric utility with significant reserves of Appalachian coal; the Fund held this stock for just part of the year, selling it in strength and then buying it back. Other positives in the utilities sector were Southern Company, (1.0% of total investments), one of the largest electricity distributors in the U.S., and Pacific Gas and Electric Company (not held in portfolio at period end), a utility serving customers in Central and Northern California.

Also positive was stock selection in the financials sector, where we avoided many of the industry leaders that were down sharply; most of the worst performing stocks in the S&P 500 were in this sector. Holdings in this sector that performed well on a relative basis include Wells Fargo & Company (1.7% of total investments), one of the top U.S. banks with bank branches and mortgage and consumer finance offices nationwide; and HSBC Holdings PLC (not held in the portfolio at period end), one of the world's top banks by assets, which we sold late in 2008.

An overweight allocation to the telecommunications sector relative to the S&P 500 and the Russell 1000 Value Index contributed to performance. Positions that performed well include Verizon Communications, Inc. (3.0 % of total investments), the second largest U.S. telecommunications services provider; AT&T, Inc. (2.5% of total investments), a leading provider of voice, video and data communications services; Deutsche Telekom AG, (1.1% of total investments) a leading telecommunications company in Europe; and Vodafone Group PLC (not held in portfolio at period end), the world's top wireless phone services carrier by sales.

                                           Annual Report | December 31, 2008 | 9

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

One of the few stocks that actually gained ground for the year was Wal-Mart Stores, Inc. (0.6% of total investments), a leading discount and grocery retailer which appears to be benefiting from consumers' need to economize on basic purchases. While we like the fundamentals of this stock, we have reduced the position somewhat, as it doesn't provide much yield. To maintain the desired weight in the consumer discretionary position, we have added positions in home improvement retailer Lowe's Companies, Inc. and cable provider Comcast Corporation (0.6% and 1.0% of total investments, respectively).

The equity portfolio's positioning in health care also contributed to relative performance for the year, after detracting in the first half. This is a sector that tends to hold up when the market falls precipitously, as it did in the fourth quarter. Health care holdings that performed relatively well include Quest Diagnostics Incorporated, a leading clinical lab that performs tests on approximately 150 million specimens annually; and Bristol-Myers Squibb Co., a leading pharmaceutical provider of a range of drugs from cardiovascular to therapeutic (0.8% and 1.5% of total investments, respectively).

--------------------------------------------------------------------------------
WHICH AREAS OF THE COMMON EQUITY PORTFOLIO HURT PERFORMANCE?
Most of the stocks that performed poorly are financials and industrial and material stocks that are highly sensitive to broad economic trends. One of the worst performing common stocks was ING Groep NV (not held in portfolio at period end), a Dutch insurer. Also weak was Dow Chemical Co. (1.2% of total investments), a leading producer of plastics and chemicals, which weakened along with the entire materials sector.

For much of the year we had a position in cruise line Carnival Corp. (not held in the portfolio at period end), believing that the company would benefit from falling oil prices. Weak consumer spending trends turned out to have a much greater impact on Carnival's business, and we have eliminated this position.

A major negative was a position in General Electric Co. (2.0% of total investments), a company involved in a broad range of businesses from aircraft engines, household appliances and financial services, which currently sells at its lowest valuation in several decades, with a dividend yield above 4.5%. We believe the concern in the market about GE Capital, the company's finance arm, is excessive; the company is de-emphasizing this business, and some of GE's other businesses, such as health care equipment services, are doing fine.

--------------------------------------------------------------------------------
HOW DID THE PORTFOLIO'S HIGH-YIELD BONDS AND PREFERRED STOCKS PERFORM?
This portion of the portfolio performed very well on a relative basis, although the absolute return was negative. The portfolio of high yield bonds and preferred stocks returned -12.40%, substantially better than the -24.80% return of our blended benchmark, which is 67% the Merrill Lynch High Yield Master II Index (the "High Yield Index") and 33% the Merrill Lynch U.S Fixed Rate Preferred Stock Index (the "Preferred Index"). For the 12-month period, the High Yield Index returned -26.39%, and the Preferred Index returned -25.24%.

The main reason for the portfolio's strong performance relative to the benchmark was the opportunity we took in the early months of the year to improve credit quality. Whenever the market exhibited strength, we sold bonds or preferreds of lower credit quality, replacing them with higher quality issues, including some investment-grade bonds that were trading as if they were lower rated. When the high yield market deteriorated rapidly in the third quarter, our portfolio outperformed the blended benchmark quite a bit. We continue to keep a very watchful eye on credit quality, taking action to sell positions that we believe are deteriorating.

An important factor in the strong relative performance of the Funds high yield bonds was that we avoided many of the financial companies that experienced severe credit problems, concentrating instead on higher quality industrial companies. A significant detractor from performance was our exposure to General Motors Acceptance Corp. LLC (GMAC) (0.4 % of total investments), the finance company that was spun off by General Motors Corp. several years ago, which experienced problems as automobile sales plummeted.

Another position that detracted was a BB-rated Dillards, Inc. bond (0.2 % of total investments) that performed poorly, reflecting weakness throughout the retail industry resulting from consumers' reluctance to shop. Despite current issues, we continue to hold this bond, which we consider to be of greater value than recent prices indicate. Dillards, Inc. is a leading department store chain in the Sun Belt and central U.S. and we like this family-run company in large part because it owns much of the real estate under its stores. Even if the business performs poorly, the real estate could prove a valuable asset for bond holders.

Among the securities that contributed to performance was a bond of DRS Technologies, Inc. (0.8% of total investments), a supplier of high-technology products and services to the U.S. military and the defense industry. DRS has reached an agreement

10 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

to be acquired by an Italian company, and the DRS bonds performed well in the expectation that the acquiring company would make a tender offer for the bonds, which occurred in early January. An example of an investment grade bond we were able to buy with a minimal reduction in yield versus a high-yield bond was a BBB- rated Hess Corporation bond, which helped performance quite a bit in the fourth quarter. Other bonds that performed well include BB-rated bonds of Phillips-VanHeusen Corp. (0.7% of total investments), an apparel manufacturer that continues to perform well, and DirectTV Holdings/DirecTV Financing Co. (0.6% of total investments), a provider of digital television entertainment in the U.S. and Latin America.

And then there was an unusual situation with a non-rated bond of Navistar International Corporation (0.3% of total investments), a leading manufacturer of heavy-duty trucks, school buses, diesel engines and replacement parts. We received a request from an investor who was short these bonds and needed them to respond to a redemption; with trading in these bonds basically non-existent at the time, we were able to sell them at par, which was a much higher price than would be considered a normal market value for the bonds in a more active market.

--------------------------------------------------------------------------------
WHAT IS YOUR OUTLOOK FOR THE EQUITY AND HIGH-YIELD MARKETS IN THE MONTHS AHEAD? The year just ended was a very difficult period for all investors, and, with the economy in a recession, the weakness in capital markets could continue for some time. Typically, the economy begins to pick up some 18 months after the first Fed easing in monetary policy, which occurred in September 2007. If this recovery follows that pattern, that would mean we should see some signs of a recovery by the second or third quarter of 2009.

Since the stock market typically turns up several months ahead of the economy, there is reason to believe that we could see a better equity market in 2009. The market is dramatically lower than its peak level, and many stocks now look very cheap relative to their historic price-earnings multiples. However, since we continue to see many disappointing earnings reports, it is hard to have much confidence in earnings estimates. Until we begin to see some good news, it is unlikely that the market will show meaningful strength.

In the bond market, volatility remains extraordinarily high. However, as discussed above, near the end of 2008, we saw some improvement in credit markets and the mortgage market. We believe that defaults on high yield bonds could increase in 2009, and that could have a negative impact on the market. Our major strategy continues to be to seek opportunities to improve quality without giving up yield. As of the end of 2008, approximately 41% of our bond and preferred portfolio is in investment-grade securities, compared with 30% for the blended benchmark. We may well increase the percentage in investment-grade securities in the months ahead, taking advantage of opportunities to purchase quality bonds with attractive yields that our own analysis suggests are priced below their long-term values.

As difficult as the current market environment is, we believe it demonstrates the value of active management. In both the equity and the high yield portions of the Fund, we have been able to add to performance by avoiding some of the big names that collapsed. We continue to seek opportunities with upside potential, and we are equally vigilant in looking for stocks and high yield bonds to avoid.

                                          Annual Report | December 31, 2008 | 11

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | QUESTIONS & ANSWERS continued

--------------------------------------------------------------------------------
TYW RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. There can be no assurance that the Fund will achieve its investment objective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest.

MUNICIPAL SECURITIES MARKET RISK. The yields on and market prices of municipal securities are dependent on a variety of factors, including general conditions of the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The value of outstanding municipal securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments. Such values will also change in response to changes in the interest rates payable on new issues of municipal securities and changes in general interest rate levels. Changes in the value of the municipal securities held in the Fund's portfolio arising from these or other factors will cause changes in the Fund's net asset value per share.

INCOME AND INTEREST RATE RISK. The income shareholders receive from the Fund is based primarily on the dividends and interest earned by the Fund from its investments, which can vary widely over the short and long term. The dividend income from the Fund's investment in equity securities will be influenced by both general economic activity and issuer-specific factors. In the event of a recession or adverse events effecting a specific industry or issuer, the issuers of the common stocks held by the Fund may reduce the dividends paid on such common stocks. Interest rate risk is the risk that municipal securities and other debt (and, in certain cases, equity) securities in which the Fund invests (and the Fund's net assets) will decline in value because of changes in interest rates.

LOWER GRADE SECURITIES. Investment in fixed income securities of below-investment grade quality (commonly known as "Junk bonds") involves substantial risk of loss. They are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. Debt securities in the lowest investment grade category may also be considered to have speculative characteristics by certain ratings agencies. The market values for fixed income securities of below investment grade quality tend to be more volatile, and these securities are less liquid, than investment grade debt securities.

COMMON STOCK RISK. The common stocks and other equity securities in which the Fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets.

STATE CONCENTRATION RISK. To the extent the Fund concentrates its investments in Texas municipal bonds, the Fund may be significantly impacted by political, economic, or regulatory developments that affect issuers in Texas and their ability to pay principal and interest on their obligations. The information below was obtained from publicly available official documents and statements and has not been independently verified by the Fund. Recent broad-based market declines and volatility may have a significant adverse effect on the Texas economy. To the extent that industries which account for significant portions of the Texas economy are affected to a greater extent than the broader market, the Texas economy may be more adversely affected. As a result, recent market and economic developments may adversely affect municipal securities of Texas issuers. The information below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

LEVERAGE RISK. Certain risks are associated with the leveraging of common stock. Both the net asset value and the market value of shares of common stock may be subject to higher volatility and a decline in value.

AMPS RISK. There also risks associated with investing in Auction Market Preferred Shares or AMPS. The AMPS are redeemable, in whole or in part, at the option of the Fund on any dividend payment date for the AMPS, and will be subject to mandatory redemption in certain circum-stances. The AMPS will not be listed on an exchange. You may only buy or sell AMPS through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund or in a secondary market maintained by certain broker dealers. These broker-dealers are not required to maintain this market, and it may not provide you with liquidity. The federal tax advice contained herein was not intended or written to be used, and it cannot be used by any taxpayer, for the purpose of avoiding penalties that may be imposed on the taxpayer; the advice was written to support the promotion or marketing of the matters addressed; and the taxpayers should seek advice based on the taxpayer's particular circumstances from an independent tax advisor.

In addition to the risks described above, the Fund is also subject to:
Investment Risk, Common Share Market Risk, Tax Risk, Credit Risk, Geographical and Sector Risk, Interest Rate and Hedging Transactions Risk, Value Investing Risk, Illiquid Investments Risk, Foreign Securities Risk, Small- and Medium-Sized Company Risk, Fund Distribution Risk, Market Discount Risk, Portfolio Turnover, and Current Developments. Please see www.claymore.com/tyw for a more detailed discussion about Fund risks and considerations.

12 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund SUMMARY | AS OF DECEMBER 31, 2008 (unaudited)

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                          $     6.65
Common Share Net Asset Value                                         $     8.47
Premium/(Discount) to NAV                                               -21.49%
Net Asset Applicable to Common Shareholders ($000)                   $  130,445
--------------------------------------------------------------------------------

TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 4/28/04)                                            MARKET       NAV
--------------------------------------------------------------------------------
One Year                                                       -43.70%   -37.97%
Three Year - average annual                                    -13.57%   -11.60%
Since Inception - average annual                                -9.23%    -4.26%
--------------------------------------------------------------------------------

TOP TEN HOLDINGS                                                     % OF TOTAL
MUNICIPAL PORTFOLIO*                                                INVESTMENTS
--------------------------------------------------------------------------------
California Health Facilities Financing Authority Revenue
BHAC Insured, AAA, Aaa, 5.25%, 11/15/2046                                   4.0%

Puerto Rico Housing Finance Authority Capital Fund Modernization
Program Subordinate Bonds, Series 2008, AA-, NR, 5.125%, 12/1/2027          3.1%

Frisco Independent School District
Unlimited Tax School Building Bonds, Series 2008, PSF
Guaranteed, AAA, NR, 6.00%, 8/15/2038                                       2.9%

Forney Independent School District Unlimited Tax School Building
Bonds, Series A, PSF Guaranteed, AAA, NR, 6.00%, 8/15/2037                  2.8%

North Texas Tollway Authority Revenue Refunding-System-
First Tier-Series K-1, ASSURED, AAA, Aa2, 5.75%, 1/1/2038                   2.7%

Port of Seattle Passenger Facilities Charge Revenue Port
Seattle-Passenger, Series A, BHAC/MBIA Insured, AAA, Aaa,
5.50%, 8/15/2035                                                            2.1%

City of Detroit, Water Supply System Revenue, Rols RR II R 11448
BHAC/FGIC Insured, AAA, NR, 9.782%, 7/1/2026                                2.1%

Seguin Independent School District Unlimited Tax School Building
Bonds, Series 2008, PSF Guaranteed, AAA, Aaa, 5.00%, 8/15/2035              2.1%

Alhambra Certificates of Participation Police Facilities 91-1-RMK,
AMBAC Insured, A, Baa1, 6.75%, 9/1/2023                                     2.1%

Metropolitan Transportation Authority Revenue (New York),
Transportation-Series 2008C, A, A2, 6.50%, 11/15/2028                       2.0%
--------------------------------------------------------------------------------
*Excludes short-term

TOP TEN HOLDINGS                                                     % OF TOTAL
EQUITY AND INCOME PORTFOLIO                                         INVESTMENTS
--------------------------------------------------------------------------------
Verizon Communications, Inc.                                                1.5%
BP PLC, ADR (United Kingdom)                                                1.4%
AT&T, Inc.                                                                  1.3%
Royal Dutch Shell PLC, Class B, ADR (United Kingdom)                        1.2%
Pfizer, Inc.                                                                1.2%
Centerpoint Energy, Inc.                                                    1.2%
Chevron Corp.                                                               1.2%
Progress Energy, Inc.                                                       1.1%
General Electric Co.                                                        1.0%
Pitney Bowes, Inc.                                                          1.0%
--------------------------------------------------------------------------------

Securities and holdings are subject to change daily. For more current information, please visit www.claymore.com/tyw. The above summaries are provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

                                                                     % OF TOTAL
TOP TEN SECTORS                                                     INVESTMENTS
--------------------------------------------------------------------------------
General Obligation                                                         12.5%
Health Care                                                                 8.8%
Water & Sewer                                                               5.8%
Oil, Gas & Consumable Fuels                                                 5.3%
Toll Roads                                                                  4.7%
Pharmaceuticals                                                             4.6%
Special Tax                                                                 4.3%
Transportation                                                              4.2%
Diversified Financial Services                                              3.7%
Diversified Telecommunication                                               3.4%
--------------------------------------------------------------------------------

SHARE PRICE & NAV PERFORMANCE
--------------------------------------------------------------------------------

                                  [LINE CHART]

                                   Share
                                   Price       NAV
                        12/31/07  $ 13.1   $ 14.94
                                    13.2     14.88
                                    13.42    14.93
                                    13.17    14.83
                                    13.04    14.95
                                    13.03    14.82
                                    13.11    14.94
                                    13.26    14.99
                                    13.14    14.92
                                    13.3     14.99
                                    13.16    14.83
                                    13.14    14.84
                                    13.05    14.58
                                    12.88    14.46
                                    12.75    14.37
                                    12.95    14.56
                                    12.86    14.53
                                    12.81    14.39
                                    12.95    14.54
                                    13.11    14.55
                                    13.13    14.51
                                    13.13    14.68
                                    13.3     14.81
                                    13.21    14.71
                                    12.97    14.48
                                    12.99    14.46
                                    13       14.46
                                    13.05    14.44
                                    13.05    14.46
                                    13.01    14.53
                                    13       14.61
                                    12.63    14.39
                                    12.59    14.32
                                    12.68    14.24
                                    12.58    14.24
                                    12.55    14.12
                                    12.4     14.16
                                    12.57    14.14
                                    12.56    14.13
                                    12.48    13.96
                                    12.28    13.67
                                    11.84    13.29
                                    11.72    13.43
                                    11.69    13.57
                                    11.91    13.7
                                    11.9     13.61
                                    11.76    13.61
                                    11.72    13.52
                                    11.89    13.67
                                    11.77    13.36
                                    11.66    13.33
                                    11.45    13.18
                                    11.33    13.1
                                    11.49    13.39
                                    11.36    13.13
                                    11.45    13.35
                                    11.63    13.46
                                    11.76    13.49
                                    11.74    13.43
                                    11.66    13.34
                                    11.54    13.29
                                    11.6     13.34
                                    11.89    13.6
                                    11.84    13.65
                                    11.97    13.69
                                    12.03    13.7
                                    12.06    13.74
                                    12       13.79
                                    12       13.82
                                    11.94    13.84
                                    11.7     13.73
                                    11.82    13.7
                                    11.82    13.74
                                    11.91    13.93
                                    11.99    13.9
                                    12.04    13.98
                                    12.06    13.92
                                    11.99    13.85
                                    12.03    13.87
                                    12.08    13.9
                                    12.14    13.95
                                    12.09    13.94
                                    12.09    13.98
                                    12.15    13.98
                                    12.27    14.11
                                    12.31    14.13
                                    12.31    14.08
                                    12.37    14.12
                                    12.27    14
                                    12.29    14.05
                                    12.25    14.04
                                    12.42    14.13
                                    12.43    14.09
                                    12.42    14.16
                                    12.52    14.26
                                    12.55    14.33
                                    12.56    14.33
                                    12.54    14.28
                                    12.45    14.2
                                    12.42    14.21
                                    12.34    14.13
                                    12.43    14.13
                                    12.47    14.14
                                    12.54    14.13
                                    12.56    14.21
                                    12.55    14.13
                                    12.54    14.11
                                    12.53    14.07
                                    12.6     14.17
                                    12.55    13.99
                         6/30/08    12.37    13.97
                                    12.48    13.85
                                    12.08    13.48
                                    11.95    13.42
                                    11.95    13.49
                                    11.87    13.49
                                    11.84    13.43
                                    11.75    13.31
                                    11.76    13.24
                                    11.63    13.01
                                    11.42    12.98
                                    11.38    12.96
                                    11.35    13.04
                                    11.26    12.87
                                    11.26    12.85
                                    11.11    12.95
                                    11.29    12.98
                                    11.39    12.91
                                    11.4     12.95
                                    11.32    12.88
                                    11.31    13.03
                                    11.23    12.92
                                    11.2     12.95
                                    11.03    12.8
                                    10.98    12.67
                                    10.78    12.57
                                    10.88    12.65
                                    10.82    12.7
                                    10.94    12.72
                                    10.93    12.73
                                    10.99    12.76
                                    11.15    12.76
                                    11.09    12.67
                                    10.84    12.62
                                    10.81    12.53
                                    10.91    12.63
                                    10.97    12.75
                                    10.91    12.7
                                    11.01    12.68
                                    11.08    12.65
                                    11.18    12.79
                                    11.01    12.78
                                    10.88    12.77
                                    11.11    12.96
                                    11.25    13.02
                                    11.39    13.01
                                    11.24    12.95
                                    11.27    13.02
                                    11.18    13.09
                                    11.12    13.01
                                    11.04    12.88
                                    11.01    12.84
                                    11.09    12.9
                                    11.08    12.97
                                    10.99    12.85
                                    11.04    12.85
                                    11.05    12.85
                                    11.04    12.98
                                    10.96    12.91
                                    11.02    12.92
                                    11.04    12.95
                                    11.03    12.8
                                    11.04    12.84
                                    11.12    13.02
                                    10.93    12.81
                                    10.93    12.8
                                    10.62    12.58
                                    10.63    12.58
                                    10.3     12.09
                                    9.72     11.91
                                    9        11.45
                                    8.85     11.51
                                    9.59     12.16
                                    9.6      11.81
                                    9.27     11.64
                                    9.19     11.54
                                    9.47     11.67
                                    9.32     11.59
                                    8.89     10.81
                                    8.99     11.05
                                    9.3      11.08
                                    9.2      10.86
                                    9.2      10.9
                                    8.46     10.52
                                    7.83     10.04
                                    7.13     9.66
                                    6.52     8.89
                                    5.68     8.33
                                    6.45     8.99
                                    6.92     8.91
                                    6.6      8.28
                                    6.38     8.43
                                    6.65     8.42
                                    6.95     8.78
                                    7.15     8.88
                                    6.9      8.93
                                    7.04     9.21
                                    7.03     9.08
                                    7.05     8.98
                                    7.26     9.44
                                    7.5      9.44
                                    7.67     9.43
                                    8.19     9.53
                                    8.06     9.57
                                    8.15     9.87
                                    8.52     9.58
                                    8.36     9.33
                                    8.26     9.57
                                    8.22     9.48
                                    8.03     9.35
                                    7.63     8.99
                                    7.7      9.38
                                    7.68     9.12
                                    7.26     8.97
                                    7.4      8.96
                                    7.03     8.51
                                    6.64     7.93
                                    6.75     8.18
                                    6.66     8.46
                                    6.6      8.37
                                    6.7      8.54
                                    6.71     8.61
                                    6.49     8.01
                                    6.43     8.16
                                    6.65     8.24
                                    6.54     7.96
                                    6.5      8.06
                                    6.8      8.19
                                    6.62     7.98
                                    6.67     8.04
                                    6.23     7.61
                                    6.35     7.61
                                    6        7.52
                                    6.22     7.85
                                    6.45     7.88
                                    6.14     7.89
                                    6.42     8
                                    6.21     8
                                    6.65     8.02
                                    6.36     8.06
                                    6.54     8.11
                                    6.41     8.12
                                    6.43     8.31
                        12/31/08    6.65     8.47

PORTFOLIO CONCENTRATION BY ASSET CLASS*
--------------------------------------------------------------------------------

                                   [PIE CHART]

Municipal Bonds                                                            54.6%
Common Stocks                                                              35.5%
Corporate Bonds                                                             6.1%
Preferred Stocks                                                            3.8%

--------------------------------------------------------------------------------
*As a percentage of total investments
--------------------------------------------------------------------------------

CREDIT QUALITY*
--------------------------------------------------------------------------------

                                   [PIE CHART]

AAA                                                                        32.2%
AA                                                                          4.6%
A                                                                          14.9%
BBB                                                                         6.5%
BB                                                                          3.3%
B                                                                           1.6%
CCC/NR                                                                      1.5%
Common Stock/Other                                                         35.4%

--------------------------------------------------------------------------------
*Represents higher rating of either S&P, Moody's or Fitch as a percentage of total investments
--------------------------------------------------------------------------------

                                          Annual Report | December 31, 2008 | 13

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Portfolio of INVESTMENTS | DECEMBER 31, 2008

                                                                                           OPTIONAL CALL
PRINCIPAL AMOUNT                                                                              PROVISIONS            VALUE
--------------------------------------------------------------------------------------------------------------------------
                LONG-TERM MUNICIPAL BONDS - 101.1%
                ARIZONA - 5.0%
$   4,500,000   Maricopa County Pollution Control Corp., Pollution Control Revenue
                Refunding Public Service Co-A-RMK, BB+, Baa3
                5.75%, 11/1/2022                                                            5/1/09 @ 100   $    3,327,885
    3,000,000   Glendale Western Loop 101, Public Facilities Corp.
                Third Lien Excise Tax Revenue, Series A, AA, A2
                7.00%, 7/1/2033                                                             1/1/14 @ 100        3,154,320
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                6,482,205
--------------------------------------------------------------------------------------------------------------------------
                CALIFORNIA - 15.3%
    4,810,000   Alhambra Certificates of Participation
                Police Facilities 91-1-RMK, AMBAC Insured, A, Baa1
                6.75%, 9/1/2023                                                                      N/A        5,254,348
   11,250,000   California Health Facilities Financing Authority Revenue
                Sutter Health, Series A, BHAC Insured, AAA, Aaa
                5.25%, 11/15/2046                                                         11/15/16 @ 100       10,325,588
    2,100,000   California Statewide Communities Development Authority Revenue
                Sub-Wildwood Elementary School, NR, NR
                7.00%, 11/1/2029                                                           11/1/09 @ 102        1,520,904
    5,000,000   Golden State Tobacco Securitization Corporation
                Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, BBB, Baa3
                5.75%, 6/1/2047                                                             6/1/17 @ 100        2,851,550
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               19,952,390
--------------------------------------------------------------------------------------------------------------------------
                FLORIDA - 0.5%
    1,000,000   St. Johns County Industrial Development Authority Health Care
                Glenmoor Project, Series 2006A, NR, NR
                5.25% 1/1/2026                                                              1/1/16 @ 100          592,080
--------------------------------------------------------------------------------------------------------------------------
                HAWAII - 1.4%
    1,760,000   State of Hawaii
                Hawaii State Highway Revenue, BHAC Insured, AAA, Aaa
                4.75%, 1/1/2022                                                             1/1/19 @ 100        1,779,571
--------------------------------------------------------------------------------------------------------------------------
                ILLINOIS - 2.9%
    5,000,000   Illinois Finance Authority Revenue
                OSF Healthcare System, Series 2007A, A, A2
                5.75%, 11/15/2037                                                         11/15/17 @ 100        3,752,600
--------------------------------------------------------------------------------------------------------------------------
                MASSACHUSETTS - 0.9%
    1,820,000   Massachusetts Development Finance Agency Revenue
                Evergreen Center, BBB-, NR
                5.50%, 1/1/2035                                                              1/1/15@ 100        1,131,803
--------------------------------------------------------------------------------------------------------------------------
                MICHIGAN - 4.1%
    5,000,000   City of Detroit
                Water Supply System Revenue, Rols RR II R 11448, BHAC/FGIC Insured, AAA, NR
                (Underlying Obligor: City of Detroit Water Supply System) (a)
                9.782%, 7/1/2026                                                            7/1/18 @ 100        5,355,100
--------------------------------------------------------------------------------------------------------------------------

                                                                                           OPTIONAL CALL
PRINCIPAL AMOUNT                                                                              PROVISIONS            VALUE
--------------------------------------------------------------------------------------------------------------------------
                MISSOURI - 4.0%
$   4,690,000   Cole County Industrial Development Authority
                Senior Living Facilities Revenue
                Lutheran Senior Services Heisinger Project, NR, NR (b)
                5.50%, 2/1/2035                                                             2/1/14 @ 100   $    3,072,654
    3,000,000   Missouri State Health & Educational Facilities Authority Revenue
                Senior Living Facilities Revenue
                Lutheran Senior, Series A, NR, NR (b)
                5.375%, 2/1/2035                                                            2/1/15 @ 100        2,122,680
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,195,334
--------------------------------------------------------------------------------------------------------------------------
                NEVADA - 0.8%
    1,000,000   Clark County Highway Improvement Revenue
                Refunding - Motor Fuel Vehicle, BHAC/AMBAC Insured, AAA, Aaa
                5.00%, 7/1/2024                                                             7/1/17 @ 100        1,015,120
--------------------------------------------------------------------------------------------------------------------------
                NEW YORK - 9.2%
    5,000,000   New York State Dormitory Authority Income Tax Revenue
                Saint Peters, Education - Series B, AAA, NR
                5.75%, 3/15/2036                                                           3/15/19 @ 100        5,131,500
    5,000,000   Metropolitan Transportation Authority Revenue
                Transportation - Series 2008C, A, A2
                6.50%, 11/15/2028                                                         11/15/18 @ 100        5,217,850
    1,600,000   New York City Municipal Water Finance Authority Revenue
                Water and Sewer System, 2009-Series A, AAA, Aa2
                5.75%, 6/15/2040                                                           6/15/18 @ 100        1,636,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               11,985,350
--------------------------------------------------------------------------------------------------------------------------
                OHIO - 2.9%
    2,760,000   Akron, Bath & Copley Joint Township Hospital District Revenue
                Hospital Facilities-Summa Health Systems, Series A, RADIAN Insured, NR, A3
                5.50%, 11/15/2034                                                         11/15/14 @ 100        1,998,902
    3,000,000   Buckeye Tobacco Settlement Financing Authority
                Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, BBB, Baa3
                6.50%, 6/1/2047                                                             6/1/17 @ 100        1,792,440
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,791,342
--------------------------------------------------------------------------------------------------------------------------
                PENNSYLVANIA - 4.5%
    7,500,000   Allegheny County Hospital Development Authority Health System Revenue
                West Penn, Series 2007A, BB, Ba3 (b)
                5.375%, 11/15/2040                                                        11/15/17 @ 100        3,558,975
    3,250,000   Pennsylvania Higher Educational Facilities Authority
                Widener University Series 2003, BBB+, NR
                5.375%, 7/15/2029                                                          7/15/13 @ 100        2,261,578
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                5,820,553
--------------------------------------------------------------------------------------------------------------------------
                PUERTO RICO - 9.1%
    5,000,000   Puerto Rico Electric Power Authority
                Power Revenue Revenue Bonds, Series WW, BBB+, A3 (b)
                5.50%, 7/1/2038                                                             7/1/18 @ 100        3,940,750
    8,500,000   Puerto Rico Housing Finance Authority
                Capital Fund Modernization Program Subordinate
                Bonds, Series 2008, AA-, NR (b)
                5.125%, 12/1/2027                                                          12/1/18 @ 100        7,975,635
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               11,916,385
--------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

14 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS continued

                                                                                           OPTIONAL CALL
PRINCIPAL AMOUNT                                                                              PROVISIONS            VALUE
--------------------------------------------------------------------------------------------------------------------------
                RHODE ISLAND - 0.4%
$     500,000   Rhode Island State Health & Educational Building Corporation Revenue
                Hospital Financing Lifespan, A-, A3
                6.375%, 8/15/2021                                                          8/15/12 @ 100   $      479,690
--------------------------------------------------------------------------------------------------------------------------
                TEXAS - 33.5%
    2,415,000   Aledo Independent School District
                Unlimited Tax School Building Bonds, Series 2008, PSF Guaranteed, AAA, NR (b)
                5.00%, 2/15/2039                                                           2/15/18 @ 100        2,338,179
    5,000,000   Burleson Independent School District
                Unlimited Tax School Building Bonds, Series 2008, PSF Guaranteed, NR, Aaa
                5.00%, 8/1/2038                                                             8/1/18 @ 100        4,834,950
    6,700,000   Forney Independent School District
                Unlimited Tax School Building Bonds, Series A, PSF Guaranteed, AAA, NR
                6.00%, 8/15/2037                                                           8/15/18 @ 100        7,090,878
    7,000,000   Frisco Independent School District
                Unlimited Tax School Building and Refunding Bonds,
                PSF Guaranteed, Series A, NR, Aaa
                6.00%, 8/15/2038                                                           8/15/18 @ 100        7,408,380
    5,000,000   Livingston Independent School District
                Unlimited Tax School Building Bonds, Series 2008,
                PSF Guaranteed, AAA, NR
                5.00%, 8/15/2038                                                           8/15/18 @ 100        4,834,750
    7,000,000   North Texas Tollway Authority Revenue
                Refunding-System-First Tier-Series K-1, ASSURED, AAA, Aa2
                5.75%, 1/1/2038                                                             1/1/19 @ 100        6,826,540
    5,000,000   North Texas Tollway Authority Revenue
                Rols RR II R-11392-1, BHAC Insured, NR, Aaa
                (Underlying Obligor: North Texas Tollway Authority) (a)
                9.782%, 1/1/2040                                                            1/1/18 @ 100        5,168,500
    5,495,000   Seguin Independent School District
                Unlimited Tax School Building Bonds, Series 2008,
                PSF Guaranteed, AAA, Aaa (b)
                5.00%, 8/15/2035                                                           8/15/18 @ 100        5,352,679
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               43,854,856
--------------------------------------------------------------------------------------------------------------------------
                WASHINGTON - 4.1%
    4,930,000   Port of Seattle Passenger Facilities Charge Revenue
                Port Seattle-Passenger, Series A, BHAC/MBIA Insured, AAA, Aaa
                5.50%, 12/1/2019                                                                     N/A        5,403,083
--------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 2.5%
    3,350,000   Wisconsin State Health & Educational Facilities Authority Revenue
                Aurora Health Care, Series A, BBB+, A3
                5.60%, 2/15/2029                                                           2/15/09 @ 101        2,271,535
                Wisconsin State Health & Educational Facilities Authority Revenue
                Blood Center Southeastern Project, A-, NR
      500,000   5.50%, 6/1/2024                                                             6/1/14 @ 100          419,945
      750,000   5.75%, 6/1/2034                                                             6/1/14 @ 100          593,400
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,284,880
--------------------------------------------------------------------------------------------------------------------------
                TOTAL LONG-TERM MUNICIPAL BONDS - 101.1%
                (Cost $147,671,853)                                                                           131,792,342
--------------------------------------------------------------------------------------------------------------------------

NUMBER
OF SHARES                                                                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 69.2%
                AEROSPACE & DEFENSE - 1.2%
       40,000   Rockwell Collins, Inc.                                                                     $    1,563,600
--------------------------------------------------------------------------------------------------------------------------
                BEVERAGES - 0.7%
       15,000   Diageo PLC, ADR (United Kingdom)                                                                  851,100
--------------------------------------------------------------------------------------------------------------------------
                CHEMICALS - 1.2%
      100,000   Dow Chemical Co. (The)                                                                          1,509,000
--------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL BANKS - 1.7%
       75,000   Wells Fargo & Co.                                                                               2,211,000
--------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES & SUPPLIES - 2.7%
      100,000   Pitney Bowes, Inc.                                                                              2,548,000
       30,000   Waste Management, Inc.                                                                            994,200
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,542,200
--------------------------------------------------------------------------------------------------------------------------
                COMMUNICATIONS EQUIPMENT - 3.6%
      132,500   Cisco Systems, Inc. (c)                                                                         2,159,750
      125,000   Corning, Inc.                                                                                   1,191,250
       35,000   Harris Corp.                                                                                    1,331,750
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,682,750
--------------------------------------------------------------------------------------------------------------------------
                COMPUTERS & PERIPHERALS - 0.5%
      155,000   Seagate Technology (Cayman Islands)                                                               686,650
--------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 2.6%
      115,000   Bank of America Corp.                                                                           1,619,200
       55,000   JPMorgan Chase & Co.                                                                            1,734,150
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,353,350
--------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED TELECOMMUNICATION - 6.5%
      115,000   AT&T, Inc.                                                                                      3,277,500
       90,000   Deutsche Telekom AG, ADR (Germany)                                                              1,377,000
      115,000   Verizon Communications, Inc.                                                                    3,898,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                8,553,000
--------------------------------------------------------------------------------------------------------------------------
                ELECTRIC UTILITIES - 3.1%
       70,000   Progress Energy, Inc.                                                                           2,789,500
       35,000   Southern Co.                                                                                    1,295,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,084,500
--------------------------------------------------------------------------------------------------------------------------
                FOOD PRODUCTS - 1.7%
       60,000   H.J.Heinz Co.                                                                                   2,256,000
--------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE PROVIDERS & SERVICES - 0.8%
       20,000   Quest Diagnostics, Inc.                                                                         1,038,200
--------------------------------------------------------------------------------------------------------------------------
                HOUSEHOLD PRODUCTS - 1.6%
       40,000   Kimberly-Clark Corp.                                                                            2,109,600
--------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL CONGLOMERATES - 3.1%
       25,000   3M Co.                                                                                          1,438,500
      162,500   General Electric Co.                                                                            2,632,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                4,071,000
--------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                          Annual Report | December 31, 2008 | 15

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER
0F SHARES                                                                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 2.0%
       17,500   PartnerRe Ltd. (Bermuda)                                                                   $    1,247,225
       52,500   Willis Group Holdings Ltd. (Bermuda)                                                            1,306,200
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,553,425
--------------------------------------------------------------------------------------------------------------------------
                MACHINERY - 1.3%
       20,000   Caterpillar, Inc.                                                                                 893,400
       30,000   Cummins, Inc.                                                                                     801,900
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,695,300
--------------------------------------------------------------------------------------------------------------------------
                MEDIA - 2.0%
       80,000   Comcast Corp.                                                                                   1,350,400
       57,500   Walt Disney Co. (The)                                                                           1,304,675
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,655,075
--------------------------------------------------------------------------------------------------------------------------
                MULTILINE RETAIL - 1.0%
       17,500   Kroger Co. (The)                                                                                  462,175
       13,500   Wal-Mart Stores, Inc.                                                                             756,810
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,218,985
--------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 0.4%
       20,000   Freeport-McMoRan Copper & Gold, Inc.                                                              488,800
--------------------------------------------------------------------------------------------------------------------------
                MULTI-UTILITIES - 6.1%
      237,500   Centerpoint Energy, Inc.                                                                        2,997,250
       67,500   DTE Energy Co.                                                                                  2,407,725
       30,000   PG&E Corp.                                                                                      1,161,300
      110,000   TECO Energy, Inc.                                                                               1,358,500
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                7,924,775
--------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 9.3%
       75,000   BP PLC, ADR (United Kingdom)                                                                    3,505,500
       40,000   Chevron Corp.                                                                                   2,958,800
       35,000   ConocoPhillips                                                                                  1,813,000
       10,000   Exxon Mobil Corp.                                                                                 798,300
       60,719   Royal Dutch Shell PLC, Class B, ADR (United Kingdom)                                            3,122,778
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               12,198,378
--------------------------------------------------------------------------------------------------------------------------
                PHARMACEUTICALS - 9.0%
       85,000   Bristol-Myers Squibb Co.                                                                        1,976,250
       55,000   Eli Lilly & Co.                                                                                 2,214,850
       40,000   Johnson & Johnson                                                                               2,393,200
       67,500   Merck & Co., Inc.                                                                               2,052,000
      175,000   Pfizer, Inc.                                                                                    3,099,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               11,735,550
--------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUSTS - 1.3%
       52,500   Rayonier, Inc.                                                                                  1,645,875
--------------------------------------------------------------------------------------------------------------------------
                SOFTWARE - 1.1%
       30,000   Nintendo Co. Ltd., ADR (Japan)                                                                  1,432,500
--------------------------------------------------------------------------------------------------------------------------

NUMBER
0F SHARES                                                                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
                SPECIALTY RETAIL - 1.6%
       45,000   Best Buy Co., Inc.                                                                         $    1,264,950
       38,000   Lowe's Cos., Inc.                                                                                 817,760
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,082,710
--------------------------------------------------------------------------------------------------------------------------
                TEXTILES, APPAREL & LUXURY GOODS - 0.9%
       22,500   VF Corp.                                                                                        1,232,325
--------------------------------------------------------------------------------------------------------------------------
                TOBACCO - 2.2%
      100,000   Altria Group, Inc.                                                                              1,506,000
       32,500   Philip Morris International, Inc.                                                               1,414,075
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,920,075
--------------------------------------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS - 69.2%
                (Cost $116,017,180)                                                                            90,295,723
--------------------------------------------------------------------------------------------------------------------------

                                                                                           OPTIONAL CALL
PRINCIPAL AMOUNT                                                                              PROVISIONS            VALUE
--------------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS - 11.5%
                AEROSPACE & DEFENSE - 1.3%
$   1,000,000   DRS Technologies, Inc., BBB-, Baa1
                6.875%, 11/1/2013                                                       11/1/09 @ 102.92          995,000
      700,000   L-3 Communications Corp., BB+, Ba3
                7.625%, 6/15/2012                                                       6/15/09 @ 101.27          684,250
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,679,250
--------------------------------------------------------------------------------------------------------------------------
                APPAREL - 0.7%
    1,000,000   Phillips-Van Heusen Corp., BB+, Ba3
                7.25%, 2/15/2011                                                        2/15/09 @ 101.81          875,000
--------------------------------------------------------------------------------------------------------------------------
                AUTO MANUFACTURERS - 0.3%
      476,000   Navistar International Corp., NR, NR
                7.50%, 6/15/2011                                                        6/15/09 @ 101.88          418,975
--------------------------------------------------------------------------------------------------------------------------
                AUTO PARTS & EQUIPMENT - 0.4%
      600,000   Goodyear Tire & Rubber Co. (The), BB-, B2
                7.857%, 8/15/2011                                                                    N/A          498,000
--------------------------------------------------------------------------------------------------------------------------
                BANKS - 0.7%
      400,000   Capital One Financial Corp., BBB, Baa1
                6.15%, 9/1/2016                                                                      N/A          281,479
      100,000   FCB/NC Capital Trust I, BB+, A3
                8.05%, 3/1/2028                                                         3/1/09 @ 103.623           88,734
      500,000   First Tennessee Bank NA, Bank Note, BBB+, A3
                2.296%, 5/18/2009 (d)                                                                N/A          486,213
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  856,426
--------------------------------------------------------------------------------------------------------------------------
                COMMERCIAL SERVICES - 0.2%
      350,000   Rent-A-Center, Inc., B+, B2
                7.50%, 5/1/2010                                                          5/1/09 @ 100.00          322,000
--------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

16 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS continued

                                                                                           OPTIONAL CALL
PRINCIPAL AMOUNT                                                                              PROVISIONS            VALUE
--------------------------------------------------------------------------------------------------------------------------
                DIVERSIFIED FINANCIAL SERVICES - 1.3%
$   1,750,000   Citigroup, Inc., BBB, Baa2
                8.40%, 4/29/49 (e)                                                      4/30/18 @ 100.00   $    1,155,507
      633,000   General Motors Acceptance Corp. LLC, NR, NR (f)
                6.875%, 9/15/2011                                                                    N/A          518,592
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,674,099
--------------------------------------------------------------------------------------------------------------------------
                ELECTRONICS - 0.4%
      700,000   IMAX Corp. (Canada), CCC, Caa2
                9.625%, 12/1/2010                                                       12/1/09 @ 100.00          539,000
--------------------------------------------------------------------------------------------------------------------------
                FOOD - 1.5%
    1,465,000   Dean Foods Co., B, B3
                7.00%, 6/1/2016                                                                      N/A        1,245,250
      935,000   Smithfield Foods, Inc., B, B3
                7.00%, 8/1/2011                                                                      N/A          663,850
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                1,909,100
--------------------------------------------------------------------------------------------------------------------------
                FOREST PRODUCTS & PAPER - 0.4%
      239,000   Boise Cascade LLC, BB-, B2
                7.125%, 10/15/2014                                                     10/15/09 @ 103.56          133,840
      500,000   Domtar Corp., BB-, Ba3
                7.875%, 10/15/2011                                                                   N/A          425,000
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  558,840
--------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE - 0.5%
      740,000   DaVita, Inc., B, B2
                7.25%, 3/15/2015                                                        3/15/10 @ 103.63          703,000
--------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 0.7%
      500,000   Odyssey Re Holdings Corp., BBB-,Baa3
                7.65%, 11/1/2013                                                                     N/A          437,005
      500,000   Presidential Life Corp., B+, B1
                7.875%, 2/15/2009                                                                    N/A          470,625
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  907,630
--------------------------------------------------------------------------------------------------------------------------
                IRON/STEEL - 0.4%
      455,000   Allegheny Technologies, Inc., BBB-, Baa3
                8.375%, 12/15/2011                                                                   N/A          484,283
--------------------------------------------------------------------------------------------------------------------------
                MEDIA - 0.6%
      750,000   DirecTV Holdings LLC/DirecTV Financing Co., BB, Ba3
                8.375%, 3/15/2013                                                       3/15/09 @ 102.79          746,250
--------------------------------------------------------------------------------------------------------------------------
                METALS & MINING - 0.3%
      500,000   Freeport-McMoRan Copper & Gold, Inc., BBB-, Ba2
                8.375%, 4/1/2017                                                         4/1/12 @ 104.19          410,000
--------------------------------------------------------------------------------------------------------------------------
                OFFICE/BUSINESS EQUIPMENT - 0.5%
    1,000,000   Xerox Capital Trust I, BB+, Baa3
                8.00%, 2/1/2027                                                          2/1/09 @ 101.96          682,890
--------------------------------------------------------------------------------------------------------------------------

                                                                                           OPTIONAL CALL
PRINCIPAL AMOUNT                                                                              PROVISIONS            VALUE
--------------------------------------------------------------------------------------------------------------------------
                OIL, GAS & CONSUMABLE FUELS - 0.4%
$     500,000   Hess Corp., BBB-, Baa2
                6.65%, 8/15/2011                                                                     N/A   $      499,802
--------------------------------------------------------------------------------------------------------------------------
                RETAIL - 0.4%
      700,000   Dillards, Inc., B+, B2
                7.13%, 8/1/2018                                                                      N/A          234,500
      475,000   Pantry, Inc. (The), B-, Caa1
                7.75%, 2/15/2014                                                        2/15/09 @ 103.88          327,750
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                  562,250
--------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 0.5%
      850,000   Overseas Shipholding Group, Inc., BB, Ba1
                8.75%, 12/1/2013                                                                     N/A          690,625
--------------------------------------------------------------------------------------------------------------------------
                TOTAL CORPORATE BONDS - 11.5%
                (Cost $18,180,943)                                                                             15,017,420
--------------------------------------------------------------------------------------------------------------------------

NUMBER
0F SHARES                                                                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS - 7.5%
                DIVERSIFIED FINANCIAL SERVICES - 2.3%
       60,000   ABN Amro Capital Funding Trust VII, Series G, 6.08%, BBB+, A1                                     597,000
       31,650   Deutsche Bank Contingent Capital Trust II, 6.55%, A-, Aa3                                         471,585
          134   GMAC Preferred Blocker, Inc., 9.00%, NR, NR (c)(f)                                                 42,176
       50,000   Bank of America Corp., Series 3, 6.375%, BBB+, Baa1                                               746,500
       56,000   Bank of America Corp., Series MER, 8.625%, BBB+, Baa1                                           1,107,680
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                2,964,941
--------------------------------------------------------------------------------------------------------------------------
                INSURANCE - 2.6%
       50,000   Aegon NV (Netherlands), 6.50%, A-, A3                                                             500,500
       31,200   Allianz SE (Germany), 8.375%, A+, A3                                                              608,400
       25,000   Aspen Insurance Holdings, Ltd. (Bermuda), 7.401%, BBB-, Ba1 (d)                                   314,750
       33,200   ING Groep NV (Netherlands), 7.375%, A, A2                                                         418,320
       50,000   Metlife, Inc., Series B, 6.50%, BBB, Baa1                                                         853,500
       48,600   Prudential PLC (United Kingdom), 6.50%, A-, Baa1                                                  659,016
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,354,486
--------------------------------------------------------------------------------------------------------------------------

See notes to financial statements.

                                          Annual Report | December 31, 2008 | 17

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | PORTFOLIO OF INVESTMENTS continued

NUMBER
0F SHARES                                                                                                           VALUE
--------------------------------------------------------------------------------------------------------------------------
                REAL ESTATE INVESTMENT TRUSTS - 2.6%
       17,500   Apartment Investment & Management Co., Series U, 7.75%, B+, Ba3                            $      242,375
       20,000   Brandywine Realty Trust, Series C, 7.50%, NR, NR                                                  258,800
       11,000   Capital Automotive LLC, Series A, 7.50%, NR, B1                                                    44,000
       16,100   CBL & Associates Properties, Inc., Series C, 7.75%, NR, NR                                        128,800
       20,000   CBL & Associates Properties, Inc., Series D, 7.375%, NR, NR                                       154,000
       12,500   Duke Realty Corp., Series L, 6.60%, BBB-, Baa3                                                    128,625
       15,000   First Industrial Realty Trust, Inc., Series J, 7.25%, BB, Baa3                                    150,000
       18,100   Health Care REIT, Inc., Series D, 7.875%, BB, Baa3                                                342,090
       13,000   Kimco Realty Corp., Series G, 7.75%, BBB-, Baa2                                                   234,000
       12,000   PS Business Parks, Inc., Series H, 7.00%, BB+, Baa3                                               201,000
       24,500   Public Storage, Inc., Series M, 6.625%, BBB, Baa1                                                 453,250
       15,200   Regency Centers Corp., Series D, 7.25%, BBB-, Baa3                                                271,320
       25,000   Taubman Centers, Inc., Series G, 8.00%, NR, B1                                                    387,500
       20,100   Vornado Realty Trust, Series E, 7.00%, BBB-, Baa3                                                 341,700
--------------------------------------------------------------------------------------------------------------------------
                                                                                                                3,337,460
--------------------------------------------------------------------------------------------------------------------------
                TOTAL PREFERRED STOCKS - 7.5%
                (Cost $17,071,466)                                                                              9,656,887
--------------------------------------------------------------------------------------------------------------------------
                TOTAL LONG-TERM INVESTMENTS - 189.3%
                (Cost $298,941,442)                                                                           246,762,372
--------------------------------------------------------------------------------------------------------------------------

                                                                                           OPTIONAL CALL
PRINCIPAL AMOUNT                                                                              PROVISIONS            VALUE
--------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 6.2%
$     500,000   Comerica Bank, Certificate of Deposit, A+, A1
                1.903%, 1/9/2009 (d)                                                                 N/A          499,250
    7,700,000   New York City Municipal Water Finance Authority Revenue
                Water and Sewer System, 2003-Sub-Series C-1, AAA, Aa2 (g)
                9.00%, 6/15/2018                                                           1/15/09 @ 100        7,700,000
--------------------------------------------------------------------------------------------------------------------------
                Total Short-term Investments - 6.2%
                (Cost $8,199,367)                                                                               8,199,250
--------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS - 195.5%
                (Cost $307,140,809)                                                                           254,961,622
                Liabilities in excess of Other Assets - (3.5%)                                                 (4,516,141)
                Preferred Shares, at Liquidation Value - (-92.0% of Net Assets
                Applicable to Common Shareholders or -47.1% of Total Investments)                            (120,000,000)
--------------------------------------------------------------------------------------------------------------------------
                NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS - 100.0%                                      $  130,445,481
--------------------------------------------------------------------------------------------------------------------------

ADR           American Depositary Receipt

AMBAC         Ambac Assurance Corporation

ASSURED       Assured Guaranty Corp.

BHAC          Bershire Hathaway Assurance Corp.

FGIC          Financial Guaranty Insurance Company

LLC           Limited Liability Corporation

MBIA          MBIA Insurance Corporation

N/A           Not Applicable

PLC           Public Limited Company

PSF           Permanent School Fund (Texas)

RADIAN        Radian Asset Assurance, Inc

REIT          Real Estate Investment Trust

(a) Inverse floating rate investment. Interest rate shown is that in effect at December 31, 2008. See Note 2(e) in the "Notes to the Financial Statements" section of this report.

(b) All or a portion of these securities have been physically segregated in connection with swap agreements.

(c)   Non-income producing security

(d) Floating or variable rate coupon. The rate shown is as of December 31, 2008.

(e) Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

(f) Securities are exempt from registration under Rule 144A of the Securities Act of 1933.

      These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2008, these securities amounted to 0.43% of net assets applicable to common shares.

(g) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate shown is as of December 31, 2008.

Ratings shown are per Standard & Poor's and Moody's. Securities classified as NR are not rated. (unaudited)

All percentages shown in the Portfolio of Investments are based on Net Assets Applicable to Common Shareholders unless otherwise noted.

See notes to financial statements.

18 | ANNUAL REPORT | DECEMBER 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of ASSETS AND LIABILITIES | DECEMBER 31, 2008

ASSETS
   Investments in securities, at value (cost $307,140,809)                                          $     254,961,622
   Cash                                                                                                       340,720
   Interest receivable                                                                                      2,573,224
   Dividends receivable                                                                                       394,951
   Other assets                                                                                                 4,781
----------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                        258,275,298
----------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Net unrealized depreciation on swaps                                                                     7,465,814
   Advisory fee payable                                                                                       144,008
   Dividend payable - preferred shares                                                                         58,995
   Administration fee payable                                                                                  13,170
   Accrued expenses and other liabilities                                                                     147,830
----------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                     7,829,817
----------------------------------------------------------------------------------------------------------------------

PREFERRED SHARES, AT REDEMPTION VALUE
      $.01 par value per share; 4,800 Auction Market Preferred Shares authorized, issued and
       outstanding at $25,000 per share liquidation preference                                            120,000,000
----------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                        $     130,445,481
======================================================================================================================

COMPOSITION OF NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
   Common stock, $.01 par value per share; unlimited number of shares authorized, 15,407,000
      shares issued and outstanding                                                                 $         154,070
   Additional paid-in capital                                                                             218,557,393
   Accumulated net realized loss on investments and swaps                                                 (31,828,392)
   Accumulated net unrealized depreciation on investments and swaps                                       (59,645,001)
   Accumulated undistributed net investment income                                                          3,207,411
----------------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS                                                        $     130,445,481
======================================================================================================================
NET ASSET VALUE APPLICABLE TO COMMON SHAREHOLDERS (BASED ON 15,407,000 COMMON SHARES OUTSTANDING)   $            8.47
======================================================================================================================

See notes to financial statements.

                                          Annual Report | December 31, 2008 | 19

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of OPERATIONS | FOR THE YEAR ENDED DECEMBER 31, 2008

INVESTMENT INCOME
   Interest                                                                      $     11,644,860
   Dividends (net of foreign withholding taxes of $47,082)                              5,839,509
----------------------------------------------------------------------------------------------------------------------
      Total income                                                                                  $      17,484,369
----------------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                         2,171,216
   Preferred share maintenance                                                            316,870
   Professional fees                                                                      171,486
   Trustees' fees and expenses                                                            149,269
   Fund accounting                                                                         92,680
   Administration fee                                                                      77,035
   Printing expenses                                                                       53,637
   Custodian fee                                                                           48,316
   Miscellaneous                                                                           31,647
   NYSE listing fee                                                                        21,228
   Insurance                                                                               19,145
   Transfer agent fee                                                                      17,998
   Interest expense on floating rate note obligations                                      92,860
----------------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                        3,263,387
----------------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                                14,220,982
----------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND SWAPS
   Net realized gain (loss) on:
      Investments                                                                                         (33,007,681)
      Swaps                                                                                                 2,407,500
   Net change in unrealized appreciation (depreciation) on:
      Investments                                                                                         (55,285,084)
      Swaps                                                                                                (7,768,245)
----------------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss on investments and swaps                                              (93,653,510)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS FROM
    Net investment income                                                                                  (4,762,868)
----------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM
    OPERATIONS                                                                                      $     (84,195,396)
======================================================================================================================

See notes to financial statements.

20 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Statement of CHANGES IN NET ASSETS

APPLICABLE TO COMMON SHAREHOLDERS |

                                                                                          FOR THE             FOR THE
                                                                                       YEAR ENDED          YEAR ENDED
                                                                                DECEMBER 31, 2008   DECEMBER 31, 2007
----------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
RESULTING FROM OPERATIONS
   Net investment income                                                        $      14,220,982   $      14,213,283
   Net realized gain (loss) on investments and swaps                                  (30,600,181)         11,807,236
   Net change in unrealized depreciation on investments and swaps                     (63,053,329)        (28,478,448)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
   From and in excess of net investment income                                         (4,762,868)         (4,541,977)
   From realized gains                                                                          -          (1,746,672)
----------------------------------------------------------------------------------------------------------------------
      Total distributions to Preferred Shareholders                                    (4,762,868)         (6,288,649)
----------------------------------------------------------------------------------------------------------------------
   Net decrease in net assets applicable to common shareholders resulting
      from operations                                                                 (84,195,396)         (8,746,578)
----------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
   From and in excess of net investment income                                        (15,561,070)        (14,723,314)
   From realized gains                                                                          -          (5,662,073)
----------------------------------------------------------------------------------------------------------------------
      Total distributions to Common Shareholders                                      (15,561,070)        (20,385,387)
----------------------------------------------------------------------------------------------------------------------
   Total decrease in net assets applicable to common shareholders                     (99,756,466)        (29,131,965)

NET ASSETS
   Beginning of period                                                                230,201,947         259,333,912
----------------------------------------------------------------------------------------------------------------------
   End of period (including accumulated undistributed net investment income
      of $3,207,411 and $9,558,496, respectively)                               $     130,445,481   $     230,201,947
======================================================================================================================

See notes to financial statements.

                                          Annual Report | December 31, 2008 | 21

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Financial HIGHLIGHTS |

                                                                                                                   FOR THE PERIOD
                                                          FOR THE        FOR THE        FOR THE        FOR THE    APRIL 28, 2004*
PER SHARE OPERATING PERFORMANCE                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED            THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE            DECEMBER       DECEMBER       DECEMBER       DECEMBER           DECEMBER
PERIOD                                                   31, 2008       31, 2007       31, 2006       31, 2005           31, 2004
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $      14.94   $      16.83   $      15.44   $      15.47    $         14.33(b)
------------------------------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (a)                                 0.92           0.92           0.91           0.88               0.52
   Net realized and unrealized gain (loss) on
      investments, options and swaps                        (6.07)         (1.08)          1.79           0.29               1.29
   DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
     From and in excess of net investment income
        (common share equivalent basis)                     (0.31)         (0.30)         (0.37)         (0.26)             (0.07)
     From realized gains (common share equivalent
        basis)                                                  -          (0.11)             -              -                  -
------------------------------------------------------------------------------------------------------------------------------------
       Total distributions to Preferred
          Shareholders                                      (0.31)         (0.41)         (0.37)         (0.26)             (0.07)
------------------------------------------------------------------------------------------------------------------------------------
     Total from investment operations                       (5.46)         (0.57)          2.33           0.91               1.74
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
   From and in excess of net investment income              (1.01)         (0.95)         (0.94)         (0.94)             (0.47)
   From realized gains                                          -          (0.37)             -              -                  -
------------------------------------------------------------------------------------------------------------------------------------
     Total distributions to Common Shareholders             (1.01)         (1.32)         (0.94)         (0.94)             (0.47)
------------------------------------------------------------------------------------------------------------------------------------
Common and Preferred Shares' offering expenses
   charged to paid-in capital                                   -              -              -              -(g)           (0.13)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $       8.47   $      14.94   $      16.83   $      15.44    $         15.47
====================================================================================================================================
MARKET VALUE, END OF PERIOD                          $       6.65   $      13.10   $      15.77   $      13.35    $         13.62
====================================================================================================================================
TOTAL INVESTMENT RETURN (c)
   Net asset value                                        -37.97%          -3.60%         15.50%          6.02%             11.42%
   Market value                                           -43.70%          -8.97%         25.98%          4.80%             -6.05%
RATIOS AND SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end
   of period (thousands)                             $    130,445   $    230,202   $    259,334   $    237,818    $       238,386
Preferred shares, at liquidation value ($25,000
   per share liquidation preference) (thousands)     $    120,000   $    120,000   $    120,000   $    120,000    $       120,000
Preferred shares asset coverage per share            $     52,176   $     72,959   $     79,028   $     74,545    $        74,664
Ratios to average net assets applicable to common
   shareholders: (d)
   Total expenses (excluding interest expense on
      floating rate note obligations)                        1.67%          1.44%          1.46%          1.52%              1.36%
   Total expenses (including interest expense on
      floating rate note obligations (e))                    1.72%          1.53%          1.50%             -                  -
   Net investment income, prior to effect of
      dividends to preferred shares                          7.48%          5.60%          5.70%          5.73%              5.31%
   Net investment income, after effect of dividends
      to preferred shares                                    4.97%          3.81%          3.41%          4.05%              4.58%
Ratios to average managed assets: (d)(f)
   Total expenses (excluding interest expense on
      floating rate note obligations)                        1.02%          0.98%          0.98%          1.01%              0.98%
   Total expenses (including interest expense on
      floating rate note obligations (e))                    1.05%          1.04%          1.01%             -                  -
   Net investment income, prior to effect of
      dividends to preferred shares                          4.58%          3.80%          3.84%          3.80%              3.83%
Portfolio turnover rate                                       181%           114%           159%           103%                75%
Asset coverage per $1,000 unit of indebtedness (h)   $          -   $     74,727   $     29,902   $          -    $             -
====================================================================================================================================

*     Commencement of investment operations.

(a)   Based on average shares outstanding during the period.

(b)   Before reimbursement of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)   Annualized for periods less than one year.

(e) See note 2(e) of the Notes to Financial Statements for more information on floating rate note obligations.

(f) Managed assets is equal to net assets applicable to common shareholders plus outstanding leverage, such as the liquidation value of preferred shares.

(g)   Amount is less than $0.01.

(h) Calculated by subtracting the Fund's total liabilities (not including the floating rate note obligations) from the Fund's total assets and dividing by the total number of indebtedness units, where one unit equals $1,000 of indebtedness.

See notes to financial statements.

22 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Notes to FINANCIAL STATEMENTS | DECEMBER 31, 2008

Note 1 - ORGANIZATION:
TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund") was organized as a Delaware statutory trust on February 12, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940.

Under normal market conditions, the Fund will invest at least 50%, but less than 60% of its total assets in debt securities and other obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income tax and which is not a preference item for purposes of the alternative minimum tax (the "Municipal Securities Portfolio") and at least 40%, but less than 50%, of its total assets in common stocks, preferred securities and other income securities (the "Equity and Income Securities Portfolio").

Note 2 - ACCOUNTING POLICIES:
The preparation of the financial statement in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) VALUATION OF INVESTMENTS
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal Over-the-Counter ("OTC") market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange ("NYSE") on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price. Preferred stocks are valued at their sales price as of the close of the exchange on which they are traded. Preferred stocks for which the last sales price is not available are valued at the last available bid price. Debt securities are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Foreign securities are translated from the local currency into U.S. dollars using the current exchange rate. The Fund's securities that are primarily traded in foreign markets may be traded in such markets on days that the NYSE is closed. As a result, the net asset value of the Fund may be significantly affected on days when holders of common shares have no ability to trade common shares on the NYSE. Investment Companies are valued at the last available closing price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security,
(iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September, 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard No.157,"Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details of the valuations as of December 31, 2008 were as follows:

Valuations at December 31, 2008

DESCRIPTION                         SECURITIES      DERIVATIVES            TOTAL
--------------------------------------------------------------------------------
(value in $000s)
Assets:
Level 1                         $       99,953   $            -   $       99,953
Level 2                                155,009                -          155,009
Level 3                                      -                -                -
--------------------------------------------------------------------------------
Total                           $      254,962   $            -   $      254,962
================================================================================
Liabilities
Level 1                         $            -   $            -   $            -
Level 2                                      -            7,466            7,466
Level 3                                      -                -                -
--------------------------------------------------------------------------------
Total                           $            -   $        7,466   $        7,466
================================================================================

(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) SWAPS
A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into swap agreements to manage its exposure to interest rates or to manage the duration of its portfolio. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the proceeds of the closing transaction, including any fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. The swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund usually invests in Forward Interest Rate Swaps. Forward interest rate swap transactions involve the Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The Fund may terminate the swap contract prior to the effective date, at which point a realized gain or loss is recognized.

                                          Annual Report | December 31, 2008 | 23

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | NOTES TO FINANCIAL STATEMENTS continued

Details of the swap agreements outstanding as of December 31, 2008 were as follows:

                                      NOTIONAL                       UNREALIZED
                        TERMINATION     AMOUNT  FIXED  FLOATING   APPRECIATION/
COUNTERPARTY                   DATE      (000)   RATE      RATE  (DEPRECIATION)
--------------------------------------------------------------------------------
                                                        3 Month
JP Morgan Chase & Co.*   12/18/2038  $  20,000  4.556%    LIBOR  $   (7,465,814)
--------------------------------------------------------------------------------

LIBOR - London Interbank Offered Rate

* For the swap noted, the Fund pays a fixed rate and receives a floating rate.

(d) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of tax-exempt income and investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

(e) INVERSE FLOATING RATE INVESTMENTS AND FLOATING RATE NOTE OBLIGATIONS Inverse floating rate instruments are notes whose coupon rate fluctuates inversely to a predetermined interest rate index. These instruments typically involve greater risks than a fixed rate municipal bond. In particular, the holder of these inverse floating rate instruments retain all credit and interest rate risk associated with the full underlying bond and not just the par value of the inverse floating rate instrument. As such, these instruments should be viewed as having inherent leverage and therefore involve many of the risks associated with leverage. Leverage is a speculative technique that may expose the Fund to greater risk and increased costs. Leverage may cause the Fund's net asset value to be more volatile than if it had not been leveraged because leverage tends to magnify the effect of any increases or decreases in the value of the Fund's portfolio securities. The use of leverage may also cause the Fund to liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations with respect to inverse floating rate instruments. The Fund may invest in inverse floating rate securities through either a direct purchase or through the transfer of bonds to a dealer trust in exchange for cash and/or residual interests in the dealer trust.

For those inverse floating rate securities purchased directly, the instrument is included in the Portfolio of Investments with income recognized on an accrual basis.

For those inverse floating rate securities purchased through a transfer of a fixed rate bond to a dealer trust in exchange for cash and/or residual interests in the dealer trusts' assets and cash flows, FASB Statement No.140,Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities (FAS 140) calls for this transaction to be accounted for as a financing by the dealer trust of the transferred fixed rate bond. In these transactions, the dealer trusts fund the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The residual interests held by the Fund (the inverse floating rate investments) include the right of the Fund to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date and to transfer the municipal bond from the dealer trusts to the Fund, thereby collapsing the dealer trusts. The Fund accounts for the transfer of bonds to the dealer trusts as secured borrowings, with the securities transferred remaining in the Fund's Portfolio of Investments, and the related floating rate notes reflected as a liability under the caption "Floating rate note obligations" on the Statement of Assets and Liabilities. The Fund records the interest income from the fixed rate bonds under the caption "Interest" and records the expenses related to floating rate note obligations and any administrative expenses of the dealer trusts under the caption "Interest expense on floating rate note obligations" on the Fund's Statement of Operations. The notes issued by the dealer trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the dealer trusts for redemption at par at each reset date. The average floating rate notes outstanding and average annual interest rate during the year ended December 31, 2008 were $ 4,164,894 and 2.87%, respectively. At December 31, 2008, the Fund had no outstanding investments in floating rate notes purchased through a transfer of a fixed rate bond to a dealer trust.

Note 3 - INVESTMENT ADVISORY AGREEMENT, INVESTMENT SUB-ADVISORY AGREEMENT AND OTHER AGREEMENTS:
Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. The Adviser received a fee, payable monthly, at an annual rate equal to 0.70% of the Fund's average daily managed assets (total assets including the assets attributable to the proceeds from any financial leverage but excluding the assets attributable to floating rate note obligations, minus liabilities, other than debt representing financial leverage).

The Adviser has entered into an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Thompson, Siegel & Walmsley LLC (the "Sub-Adviser"). The Sub-Adviser is responsible for day-to-day portfolio management of the Fund's assets allocated to the Equity and Income Securities Portfolio. Under the terms of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Adviser pays monthly to the Sub-Adviser a fee at the annual rate of 0.42% of the Fund's average daily managed assets attributable to the Equity and Income Securities Portfolio.

On July 11, 2006, the Adviser entered into an Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement 2") with SMC Fixed Income Management, LP (the "Sub-Adviser 2"). The Sub-Adviser 2 is responsible for day-to-day portfolio management of the Fund's assets allocated to the Municipal Securities Portfolio. Under the terms if the Sub-Advisory Agreement 2 between the Adviser and the Sub-Adviser 2, the Adviser pays monthly to the Sub-Adviser 2 a fee at the annual rate of 0.30% of the Fund's average daily managed assets attributable to the Municipal Securities Portfolio. Prior to July 11, 2006 the Adviser was responsible for the day-to-day portfolio management for the Municipal Securities Portfolio.

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent, auction agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As auction agent, BNY is responsible for conducting the auction of the preferred shares. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

24 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | NOTES TO FINANCIAL STATEMENTS continued

Under a separate Fund Administration agreement (the "Administration Agreement'), the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund:

MANAGED ASSETS                                                             RATE
--------------------------------------------------------------------------------
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

Certain officers and trustees of the Fund are also officers and directors of the Adviser, Sub-Adviser, or Muni Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expense and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax basis difference relating to a distribution reclass in the amount of $8,619 was reclassified from accumulated undistributed net investment income to accumulated net realized gain. Also, permanent book to tax differences relating to the Fund's investments in real estate investment trusts totaling $256,748 were reclassified from accumulated undistributed net investment income to accumulated net realized gain.

At December 31, 2008, for federal tax purposes, the Fund had a capital loss carryforward of $23,316,538 available to offset possible future capital gains. The capital loss carryforward is set to expire on December 31, 2016.

Capital losses incurred after October 31 ("post-October" losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Fund incurred and will elect to defer capital losses of $8,573,495.

Information on the tax components of investments and net assets as of December 31, 2008 is as follows:
                                                                        NET TAX
      COST OF                                                        UNREALIZED
  INVESTMENTS              GROSS TAX             GROSS TAX        APPRECIATION/
      FOR TAX             UNREALIZED            UNREALIZED       (DEPRECIATION)
     PURPOSES           APPRECIATION          DEPRECIATION       ON INVESTMENTS
--------------------------------------------------------------------------------
$ 307,099,793         $    3,829,134         $ (55,967,305)      $  (52,138,171)
--------------------------------------------------------------------------------
                             NET TAX                              UNDISTRIBUTED
                          UNREALIZED                                  LONG-TERM
                       APPRECIATION/         UNDISTRIBUTED       CAPITAL GAINS/
                      (DEPRECIATION)              ORDINARY         (ACCUMULATED
                      ON DERIVATIVES               INCOME*        CAPITAL LOSS)
--------------------------------------------------------------------------------
                      $   (7,465,814)        $   3,228,036       $  (31,890,033)
--------------------------------------------------------------------------------

*Includes tax-exempt income

The differences between book basis and tax basis unrealized appreciation/(depreciation) is attributable to additional income accrued for tax purposes on wash sales, swaps and investments in real estate investment trusts.

For the years ended December 31, 2008 and 2007, the tax character of distributions paid to common and preferred shareholders as reflected in the Statement of Changes in Net Assets was as follows:

DISTRIBUTIONS PAID FROM:                                    2008            2007
--------------------------------------------------------------------------------
Ordinary income                                    $   7,252,594   $   6,067,201
Tax-exempt income                                  $  13,062,725   $   7,772,917
Long-term capital gain                             $       8,619   $  12,833,918
--------------------------------------------------------------------------------
Total Distributions                                $  20,323,938   $  26,674,036
--------------------------------------------------------------------------------

The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No.48 ("FIN 48") Accounting for Uncertainty in Income Taxes on December 31, 2007.FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements.

Tax years for 2005, 2006 and 2007 are still subject to examination by major jurisdictions.

Note 5 - INVESTMENT IN SECURITIES:
For the year ended December 31, 2008, purchases and sales of investments, excluding short-term securities, were $558,146,974 and $584,381,716, respectively.

Note 6 - CAPITAL:
COMMON SHARES
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 15,407,000 issued and outstanding. In connection with the Fund's dividend reinvestment plan, the Fund did not issue any shares during the years ended December 31, 2008 and 2007.

At December 31, 2008 Claymore Securities, Inc., an affiliate of the Adviser, owned 7,245 shares of the Fund.

PREFERRED SHARES
On April 29, 2004, the Fund's Board of Trustees authorized the issuance of preferred shares, in addition to the existing common shares, as part of the Fund's leverage strategy. The Fund may also borrow or issue debt securities collectively with preferred shares for leveraging purposes. Preferred shares issued by the Fund have seniority over the common shares.

On July 1, 2004, the Fund issued 2,400 shares of Preferred Shares Series M7 and 2,400 shares of Preferred Shares Series T28 each with a net asset and liquidation value of $25,000 per share plus accrued dividends. Dividends are accumulated daily at an annual rate set through auction procedures. Distribution of net realized capital gains, if any, are paid annually.

                                          Annual Report | December 31, 2008 | 25

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | NOTES TO FINANCIAL STATEMENTS continued

The board auction-rate preferred securities market, including the Fund's Auction Market Preferred Shares ("AMPS"), has experienced considerable disruption in the past several months. The result has been failed auctions on nearly all auction-rate preferred shares, including the Fund's AMPS. A failed auction is not a default, nor does it require the redemption of the Fund's AMPS. Provisions on the offering documents of the Fund's AMPS provide a mechanism to set a maximum rate in the event of a failed auction. The maximum rate is LIBOR + 1.25% or LIBOR x 125%, whichever is greater.

For the year ended December 31, 2008, the annualized dividend rates ranged from:

                                                      HIGH    LOW   AT 12/31/08
--------------------------------------------------------------------------------
Series M7                                             5.94%  1.52%         1.70%
Series T28                                            6.19%  2.13%         2.13%

The Fund is subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Fund from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption on Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Note 7 - INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 8 - RECENT ACCOUNTING PRONOUNCEMENT:
In March 2008, the FASB issued Statement of Financial Accounting Standard No.161 ("SFAS No.161"),"Disclosures about Derivative Instruments and Hedging Activities. "This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and
c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No.161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of December 31, 2008, management does not believe the adoption of SFAS No.161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 9 - SUBSEQUENT EVENT:
On January 2, 2009, the Fund's Board of Trustees approved an open-market repurchase plan (the "Plan"). Under the terms of the Plan, the Fund is authorized to purchase 5% of its outstanding common shares in the open market on a quarterly basis, subject to applicable regulatory and legal restrictions and in consideration of certain operational and market factors, including the size of the market price discount to net asset value of the Fund. The amount and timing of the repurchases will be at the discretion of the Investment Adviser to the Fund, and subject to market conditions and investment considerations.

26 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND

We have audited the accompanying statement of assets and liabilities of TS&W/Claymore Tax-Advantaged Balanced Fund (the "Fund"), including the portfolio of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 28, 2004 (commencement of investment operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of TS&W/Claymore Tax-Advantaged Balanced Fund as of December 31, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from April 28, 2004 (commencement of investment operations) through December 31, 2004, in conformity with U.S. generally accepted accounting principles.

                                                   /s/ Ernst & Young LLP

Chicago, Illinois
February 18, 2009

                                          Annual Report | December 31, 2008 | 27

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Supplemental INFORMATION | (unaudited)

FEDERAL INCOME TAX INFORMATION
Qualified dividend income of as much as $5,018,241 was received by the Fund through December 31, 2008. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $4,079,964 of investment income qualifies for the dividends-received deduction.

Subchapter M on the Internal Revenue Code of 1986, as amended, required the Fund to advise shareholders within 60 days of the Fund's tax year end as to the federal tax status of dividends and distributions received by shareholders during such tax period. The Fund hereby designates $8,619 as long-term capital gains according to IRC Section 852(b)(3)(C). The Fund hereby designates $13,062,725 as tax-exempt income according to IRC Section 852(b)(5)(A).

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.

RESULT OF SHAREHOLDER VOTES
The Annual Meeting of Shareholders of the Fund was held on July 21, 2008. Holders of the Fund's auction market preferred shares, par value $0.01 per share, liquidation preference $25,000 per share ("Preferred Shares") voted on the election of a Class III Trustee. Holders of the Preferred Shares and holders of the Fund's common share of beneficial interest, par value $0.01 per share ("Common Shares") voted together as a single class on the election of Class I Trustees.

Voting results with respect to the election of a Class III Trustee by the holders of Preferred Shares voting as a separate class are set forth below:

                                                # OF SHARES          # OF SHARES
                                                   IN FAVOR             WITHHELD
--------------------------------------------------------------------------------
Nicholas Dalmaso                                      4,388                  229

Voting results with respect to the election of Class I Trustees by holders of Preferred Shares and holders of Common Shares voting as a single class are set forth below:

                                                # OF SHARES          # OF SHARES
                                                   IN FAVOR             WITHHELD
--------------------------------------------------------------------------------
Randall C. Barnes                                14,685,693              242,690
Robert M. Hamje                                  14,684,354              244,029

The other Trustees of the Fund whose terms did not expire in 2008 are L. Kent Moore, Ronald A. Nyberg, Matthew J. Appelstein, Steven D. Cosler and Ronald
E. Toupin, Jr.

TRUSTEES
The Trustees of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

                                                                                           NUMBER OF
NAME, ADDRESS*, YEAR OF  TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING                    PORTFOLIOS IN THE
BIRTH AND POSITION(S)    AND LENGTH OF     THE PAST FIVE YEARS AND                         FUND COMPLEX***      OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED       OTHER AFFILIATIONS                              OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Randall C. Barnes        Since 2005        Private Investor (2001-present). Formerly,               43          None.
Year of Birth: 1951                        Senior Vice President & Treasurer, PepsiCo.,
Trustee                                    Inc. (1993-1997), President, Pizza Hut
                                           International (1991-1993) and Senior Vice
                                           President, Strategic Planning and New
                                           Business Development (1987-1990) of PepsiCo,
                                           Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Steven D. Cosler         Since 2005        Formerly, President, Chief Executive Officer              2          Trustee, SXC
Year of Birth: 1955                        and Director of Priority Healthcare                                  Health Solutions.
Trustee                                    Corp. (2002-2005). Formerly, President and
                                           Chief Operating Officer of Priority
                                           Healthcare Corp. (2001-2002). Formerly,
                                           Executive Vice President and Chief Operating
                                           Officer of Priority Healthcare
                                           Corp. (2000-2001).
------------------------------------------------------------------------------------------------------------------------------------
Robert M. Hamje          Since 2004        Adviser to the Cleveland Foundation                       2          Trustee, Old Mutual
Year of Birth: 1942                        Investment Committee. Formerly, President and                        Advisor Mutual
Trustee                                    Chief Investment Officer of TRW Investment                           Funds.
                                           Management Co. (1990-2003).
------------------------------------------------------------------------------------------------------------------------------------
L.Kent Moore             Since 2004        Partner at WilSource Enterprise (December                 2          Trustee, Old Mutual
Year of Birth: 1955                        2005-present). Formerly, Managing Director                           Advisor Mutual
Trustee                                    High Sierra Energy L.P., (2004-2005).                                Funds.
                                           Formerly, Portfolio Manager and Vice
                                           President of Janus Capital Corp. (2000-2002)
                                           and Senior Analyst/Portfolio Manager of
                                           Marsico Capital Management (1997-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg         Since 2004        Partner of Nyberg & Cassioppi, LLC, a law                46          None.
Year of Birth: 1953                        firm specializing in corporate law, estate
Trustee                                    planning and business transactions
                                           (2000-present). Formerly, Executive Vice
                                           President, General Counsel and Corporate
                                           Secretary of Van Kampen Investments
                                           (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.    Since 2004        Retired. Formerly, Vice President, Manager and            43          None.
Year of Birth: 1958                        Portfolio Manager of Nuveen Asset
Trustee                                    Management(1998-1999), Vice President of
                                           Nuveen Investment Advisory Corp. (1992-1999),
                                           Vice President and Manager of Nuveen Unit
                                           Investment Trusts (1991-1999), and Assistant
                                           Vice President and Portfolio Manager of
                                           Nuveen Unit Investment Trusts (1988-1999),
                                           each of John Nuveen & Company,
                                           Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

28 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund | SUPPLEMENTAL INFORMATION (unaudited) continued

                                                                                           NUMBER OF
NAME, ADDRESS*, YEAR OF  TERM OF OFFICE**  PRINCIPAL OCCUPATIONS DURING                    PORTFOLIOS IN THE
BIRTH AND POSITION(S)    AND LENGTH OF     THE PAST FIVE YEARS AND                         FUND COMPLEX***      OTHER DIRECTORSHIPS
HELD WITH REGISTRANT     TIME SERVED       OTHER AFFILIATIONS                              OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Appelstein+   Since 2005        Senior Vice President of Product Strategy and             2          None.
Year of Birth: 1961                        Retirement Solutions Planning, Director of
Trustee                                    Investment Services, Old Mutual Asset
                                           Management (2003-present). Formerly, Senior
                                           Vice President of Consulting Relationships,
                                           Fidelity Management Trust Co. (1998-2003).
------------------------------------------------------------------------------------------------------------------------------------
Nicholas Dalmaso++       Since 2004        Attorney. Formerly, Senior Managing Director              45          None.
Year of Birth: 1965                        and Chief Administrative Officer (2007-2008)
Trustee                                    and General Counsel (2001-2007) of Claymore
                                           Advisors, LLC and Claymore Securities,
                                           Inc. Formerly, Senior Managing Director and
                                           General Counsel of Claymore Group, Inc.,
                                           Claymore Advisors, LLC and Claymore
                                           Securities, Inc. (2001-2007). Assistant General
                                           Counsel, John Nuveen and Co.,
                                           Inc. (1999-2001). Former Vice President and
                                           Associate General Counsel of Van Kampen
                                           Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------

*     Address for all Trustees: 2455 Corporate West Drive, Lisle, IL 60532

** After a Trustees' initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

      - Messrs. Moore and Nyberg, as Class I Trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.

      - Messrs. Appelstein, Cosler and Toupin, as Class II Trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.

*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc. The Claymore Fund Complex is overseen by multiple Boards of Trustees.

+ Mr. Appelstein is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Old Mutual Asset Management, the parent company of the Fund's Sub-Adviser.

++ Mr. Dalmaso is an "interested person" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

OFFICERS
The Officers of the TS&W/Claymore Tax-Advantaged Balanced Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND  TERM OF OFFICE** AND   PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS AND
POSITION(S) HELD WITH REGISTRANT   LENGTH OF TIME SERVED  OTHER AFFILIATIONS
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
J. Thomas Futrell                  Since 2008             Senior Managing Director, Chief Investment Officer (2008-present) of
Year of birth: 1955                                       Claymore Advisors, LLC and Claymore Securities, Inc.; Chief Executive of
Chief Executive Officer                                   birth:1955 Officer of certain other Funds advised by Claymore Advisors,
                                                          LLC. Formerly, Managing Director in charge of Research (2000-2007) for
                                                          Nuveen Asset Management.
------------------------------------------------------------------------------------------------------------------------------------
Kevin Robinson                     Since 2008             Senior Managing Director and General Counsel of Claymore Advisors, LLC,
Year of birth: 1959                                       Claymore Securities, Inc. and Claymore Group, Inc. (2007-present). Chief
Chief Legal Officer                                       of birth:1959 Legal Officer of certain other funds in the Fund Complex.
                                                          Formerly, Associate General Counsel and Assistant Corporate Secretary of
                                                          NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                     Since 2004             Senior Managing Director of Claymore Advisors, LLC and Claymore
Year of Birth: 1964                                       Securities, Inc. (2005-present); Formerly, Chief Financial Officer of
Chief Financial Officer, Chief                            Claymore Group Inc. (2005-2006); Managing Director of Claymore Advisors,
Accounting Officer and Treasurer                          LLC and Claymore Securities, Inc. (2003-2005); Treasurer of Henderson
                                                          Global Funds and Operations Manager for Henderson Global Investors (NA)
                                                          Inc., (2002-2003); Managing Director, FrontPoint Partners LLC
                                                          (2001-2002);Vice President, Nuveen Investments (1999-2001).
------------------------------------------------------------------------------------------------------------------------------------
Vincent R. Giordano                Since 2004             Senior Managing Director of SMC Fixed Income Management, LP.
Year of Birth: 1948                                       (2006-present) Formerly, Senior Managing Director of Claymore Advisors,
Vice President                                            LLC (2004-2006); Senior Vice President and Portfolio Manager of Merrill
                                                          Lynch Asset Management, Inc. (1985-2001).
------------------------------------------------------------------------------------------------------------------------------------
George Gregorio                    Since 2004             Managing Director of SMC Fixed Income Management, LP (2006-present).
Year of Birth: 1949                                       Formerly, Managing Director of Claymore Advisors, LLC (2004-2006); Sell
Vice President                                            Side Analyst for JB Hanauer & Co.
------------------------------------------------------------------------------------------------------------------------------------
Roberto W. Roffo                   Since 2004             Managing Director of SMC Fixed Income Management, LP (2006-present).
Year of Birth: 1966                                       Formerly, Managing Director of Claymore Advisors, LLC (2004-2006);
Vice President                                            Director and Vice President of Merrill Lynch Investment Managers.
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                        Since 2006             Vice President, Fund Compliance Officer of Claymore Group, Inc.
Year of Birth: 1957                                       (2006-present). Formerly, Chief Compliance Officer/Assistant Secretary of
Chief Compliance Officer                                  Harris Investment Management, Inc. (2003-2006); Director-Compliance of
                                                          Harrisdirect LLC (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Matthew J. Patterson               Since 2006             Vice President, Assistant General Counsel of Claymore Group, Inc. (2006-
Year of Birth: 1971                                       Present). Secretary of certain funds in the Fund Complex. Formerly, Chief
Secretary                                                 Compliance Officer and Clerk, The Preferred Group of Mutual Funds
                                                          (2005-2006). Chief Compliance Officer and Secretary, Caterpillar
                                                          Investment Management Ltd (2005-2006). Securities Counsel, Caterpillar
                                                          Inc. (2004-2006); Associate, Skadden, Arps, Slate, Meagher & Flom LLP
                                                          (2002-2004).
------------------------------------------------------------------------------------------------------------------------------------

*     Address for all Officers:2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                          Annual Report | December 31, 2008 | 29

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by The Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants. There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, Pennsylvania 15252-8015, Attention: Shareholder Services Department, Phone
Number: (866) 488-3559.

30 | Annual Report | December 31, 2008

                      This Page Intentionally Left Blank.

                      This Page Intentionally Left Blank.

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

Fund INFORMATION |

BOARD OF TRUSTEES

Matthew J. Appelstein*

Randall C. Barnes

Steven D. Cosler

Nicholas Dalmaso**

Robert M. Hamje

L. Kent Moore

Ronald A. Nyberg

Ronald E. Toupin, Jr.

* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.

** Trustee is an "interested person' of the Trust as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, the Adviser and certain of its affiliates.

OFFICERS

J. Thomas Futrell
Chief Executive Officer

Kevin Robinson
Chief Legal Officer

Steven M. Hill
Chief Financial Officer,
Chief Accounting Officer and Treasurer

Vincent R. Giordano
Vice President

George Gregorio
Vice President

Roberto W. Roffo
Vice President

Bruce Saxon
Chief Compliance Officer

Matthew J. Patterson
Secretary

INVESTMENT MANAGER - EQUITY AND INCOME
Thompson, Siegel &
Walmsley LLC
Richmond, Virginia

INVESTMENT MANAGER - MUNICIPALS
SMC Fixed Income
Management, LP
Princeton, New Jersey

INVESTMENT ADVISER AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

CUSTODIAN AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

PREFERRED STOCK - DIVIDEND PAYING AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois

PRIVACY PRINCIPLES OF TS&W/CLAYMORE TAX-ADVANTAGED BALANCED FUND FOR
SHAREHOLDERS
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of TS&W/Claymore Tax-Advantaged Balanced Fund?

o     If your shares are held in a Brokerage Account, contact your Broker.

o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent:

      The Bank of New York Mellon, 101 Barclay 11E, New York, NY 10286;
      (866)488-3559

This report is sent to shareholders of TS&W/Claymore Tax-Advantaged Balanced Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866)882-0688.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30,is also available, without charge and upon request by calling the Fund at (866)882-0688 or by accessing the Fund's Form N-PX on the SEC's website at www.sec.gov or www.claymore.com.

The Fund files it complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at www.sec.gov or www.claymore.com. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.sec.gov.

In August 2008, the Fund submitted a CEO annual certification to the NYSE in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market.

                                          Annual Report | December 31, 2008 | 33

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

About the FUND MANAGERS |

TS&W/Claymore Tax-Advantaged Balanced Fund (TYW) is managed jointly by seasoned investment professionals from SMC Fixed Income Management, LP and Thompson, Siegel & Walmsley LLC. The teams employ their specialized experience to different sleeves within the Fund, but work closely with one another to collectively guide the overall operations of TYW.

CLAYMORE ADVISORS, LLC
Claymore Advisors, LLC is a registered investment adviser that provides investment management and research-related services to registered investment companies. Claymore Advisors, LLC is responsible for the Fund's overall asset allocation.

SMC FIXED INCOME MANAGEMENT, LP
SMC Fixed Income Management, LP ("SMC") is a subsidiary of Spring Mountain Capital LP ("Spring Mountain"). Spring Mountain is an investment management firm founded in July 2001 that specializes in alternative investments and advisory services for both broad asset allocation and/or focused portfolios.

SMC'S INVESTMENT PHILOSOPHY AND PROCESS
SMC attempts to identify investment grade and below-investment grade municipal securities that are trading at attractive valuations relative to the Firm's evaluation of the issuer's creditworthiness, and with respect to private activity bonds, the profit potential of the corporation from which the revenue supporting the bonds is derived.

The municipal management team begins their credit selection process by analyzing broad macroeconomic trends and developments affecting the fixed-income markets. The managers analyze the economic outlook, market conditions and perceived effects on interest rates and yield curves. From there they incorporate a bottom-up and top-down analysis that helps construct a portfolio that the managers believe optimizes federally tax-exempt income while seeking to avoid undue credit risk and market timing risk. SMC's proprietary, unbiased research helps the managers identify undervalued sectors that they believe have the potential for ratings upgrades and capital appreciation.

THOMPSON, SIEGEL & WALMSLEY LLC (TS&W)
Thompson, Siegel & Walmsley LLC (TS&W) is a registered investment adviser founded in 1969 in Richmond, Virginia and provides investment management services to corporations, pension and profit-sharing plans, 401(k) and thrift plans, open and closed-end mutual funds, trusts, estates and other institutions and individuals. The firm is a majority owned subsidiary of Old Mutual (US) Holdings Inc. TS&W is responsible for the day-today management of the equity and taxable income securities portion of the Fund.

TS&W INVESTMENT PHILOSOPHY AND PROCESS
Thompson, Siegel & Walmsley LLC's investment process is value-driven and team-oriented. TS&W pursues a relative value-oriented philosophy and focuses its equity selection on the higher dividend paying stocks that meet its investment criteria. TS&W's investment process uses a combination of quantitative and qualitative methods based on a four-factor screen. Parts one and two of the screen attempt to assess a company's attractiveness based on cash flows relative to other stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company's recent price action. TS&W generally limits its investment universe to those companies with a minimum of three years of sound operating history.

TS&W's analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information including sell-side research, company filings, and trade periodicals. The analysts may speak with company management to hear their perspectives and outlook on the pertinent business issues. They apply a consistent and disciplined review in a team environment that encourages critical thinking and analysis for each company considered for investment.

Established positions in the portfolio are ranked daily and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock's place in the portfolio. TS&W employs a consistent sell discipline.

TS&W's Fixed-Income team is responsible for overall bond market strategy as well as security selection. In-house analysts are used to support the credit review process.

34 | Annual Report | December 31, 2008

TYW | TS&W/Claymore Tax-Advantaged Balanced Fund

                      This Page Intentionally Left Blank.

                                          Annual Report | December 31, 2008 | 35

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC (02/09)

                                                                          TYW
                                                                         LISTED
                                                                         NYSE(R)

                                                                     TYW-AR-1208

             NOT FDIC-INSURED | NOT BANK-GUARANTEED | MAY LOSE VALUE

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) During the registrant's fiscal year ended December 31, 2008, the Code of Ethics was not amended.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached hereto as an exhibit.

    (2) Not applicable.

    (3) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Ronald E. Toupin, Jr. Mr. Toupin is an "independent" Trustee for purposes of Item 3 of Form N-CSR. Mr. Toupin qualifies as an audit committee financial expert by virtue of his experience obtained as a portfolio manager and research analyst, which included review and analysis of offering documents and audited and unaudited financial statements using GAAP to show accounting estimates, accruals and reserves.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert doesn't affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees: the aggregate fees billed for the fiscal year 2008 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements were approximately $40,500. The aggregate fees billed for the fiscal year 2007 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements were $39,000.

(b) Audit-Related Fees: the aggregate fees billed for the fiscal year 2008 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $6,300. The Audit-Related Fees for the fiscal year 2007 were $6,000. Specifically, this amount represents the amount paid for the audit of the preferred shares asset coverage test.

(c) Tax Fees: the aggregate fees billed for the fiscal year 2008, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $6,500. The Tax Fees for the fiscal year 2007 were $6,200.

(d) All Other Fees: the aggregate fees billed for the fiscal year 2008, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other Audit Fees for the fiscal year 2007 were $0.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the registrant's audit committee pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.

The Registrant's audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the audit committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

   IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Fund for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

   IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

          (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-prohibited services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

     (ii) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not Applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) that directly related to the operations and financial reporting of the registrant for the fiscal year 2008 were $12,800 and for the fiscal year 2007 were $12,200.

(h)  Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Randall C. Barnes, Steven D. Cosler, Robert M. Hamje, L. Kent Moore, Ronald A. Nyberg and Ronald E. Toupin, Jr.

(b)  Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to the investment sub-adviser of its equity portfolio, Thompson, Siegel & Walmsley LLC ("TS&W"). TS&W's proxy voting polices and procedures are included as an exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) TS&W is responsible for the day-to-day management of the equity and income securities portion of the registrant's portfolio. SMC Fixed Income Management, LP ("SMC") also serves as investment sub-adviser to the registrant and is responsible for the day-to-day management of the municipal securities portion of the registrant's portfolio.

TS&W Portfolio Managers

The following individuals at TS&W share primary responsibility for the management of the equity and income securities portion of the registrant's portfolio:

NAME                          SINCE      PROFESSIONAL EXPERIENCE
----                          -----      -----------------------
William M. Bellamy, CFA,      2004       Mr. Bellamy is a member of the Investment Policy Committee and has
Portfolio Manager                        over 17 years of experience working with fixed income securities.
                                         Prior to joining Thompson, Siegel & Walmsley LLC in 2002, Mr.
                                         Bellamy was with Trusco Capital Management where he served as a Vice
                                         President, Fixed Income Portfolio Manager. Prior to Trusco, he was
                                         employed with First Union Capital Markets, Clayton Brown & Associates and
                                         Merrill Lynch Capital Markets in Institutional Fixed Income Sales. Mr.
                                         Bellamy received his Bachelor of Science from Cornell University and his
                                         MBA from Duke University.

Paul A. Ferwerda, CFA,        2004       Mr. Ferwerda is a member of the Investment Policy Committee and
Portfolio Manager                        brings to the investment team 20 years experience with the firm and 24 years overall investment experience. Mr. Ferwerda
                                         contributes significant research expertise within the Financial sector. Prior to joining the firm, Mr. Ferwerda was a Portfolio Manager with
                                         AmSouth Bank in Birmingham, AL. He received his Bachelor of Science degree from Auburn University and his MBA from Duke University.

Mr. Ferwerda is responsible for managing the qualified dividend income ("QDI") portion of the Fund. Mr. Bellamy is responsible for managing the non-QDI portion of the Fund, including high yield bonds, preferred stocks and real estate investment trusts.

SMC Portfolio Managers

The following individuals at SMC share primary responsibility for the management of the municipal securities portion of the registrant's portfolio:

NAME                          SINCE      PROFESSIONAL EXPERIENCE
----                          -----      -----------------------
Vincent R. Giordano           2004       Senior Managing Director and Portfolio Manager of SMC Fixed Income
                                         Management. Previously, Senior Managing Director of Claymore
                                         Advisors, LLC; Senior Vice President and Portfolio Manager of
                                         Merrill Lynch Asset Management, Inc.

Roberto W. Roffo              2004       Senior Managing Director and Portfolio Manager of SMC Fixed Income
                                         Management. Previously, Senior Managing Director of Claymore
                                         Advisors, LLC;

                                         Director and Vice President of Merrill Lynch Investment Managers.

Mr. Roffo is responsible for identifying investment opportunities and executing transactions on behalf of the municipal securities portion of the registrant's portfolio. Mr. Giordano oversees Mr. Roffo's activities and works jointly with Mr. Roffo to formulate investment strategies.

The information disclosed in this paragraph (a)(1) of Item 8 is provided as of December 31, 2008.

(a)(2)

TS&W Other Accounts Managed

TS&W does not manage any accounts for which the advisory fee is based upon the performance of the account. The following table summarizes information regarding each of the other accounts managed by the TS&W portfolio managers as of December 31, 2008:

                       REGISTERED INVESTMENT                  OTHER POOLED
                             COMPANIES                     INVESTMENT VEHICLES                     OTHER ACCOUNTS
                     --------------------------        ----------------------------        ----------------------------
                       # OF                             # OF                                 # OF
NAME                 ACCOUNTS      TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS
----                 --------      ------------        --------        ------------         --------       ------------
William M. Bellamy      1          $  45.6M               0                 0                  17          $  727.1M



Paul A. Ferwerda

                        1          $  37.0M               0                 0                 128          $1,400.0M


SMC Other Accounts Managed

SMC does not manage any accounts for which the advisory fee is based upon the performance of the account. The following table summarizes information regarding each of the other accounts managed by the SMC portfolio managers as of December 31, 2008:

                       REGISTERED INVESTMENT                  OTHER POOLED
                             COMPANIES                     INVESTMENT VEHICLES                     OTHER ACCOUNTS
                     --------------------------        ----------------------------        ----------------------------
                       # OF                             # OF                                 # OF
NAME                 ACCOUNTS      TOTAL ASSETS        ACCOUNTS        TOTAL ASSETS         ACCOUNTS       TOTAL ASSETS
----                 --------      ------------        --------        ------------         --------       ------------

Vincent R. Giordano     0               0                 0                 0                  9           $30,660,413


Roberto W. Roffo        0               0                 0                 0                  9           $30,660,413

TS&W Potential Conflicts of Interest

Three of the products TS&W advises are long-short strategies and may sell securities short. Procedures are in place to ensure that no primary security holding in accounts managed by TS&W will be shorted by any account advised by TS&W that utilizes the Four Factor investment process. The term "primary holdings" refer to any core holding in any of the firm's equity products, including TYW. Primary holdings specifically exclude miscellaneous securities most frequently held in the taxable portfolios of TS&W's clients.

Mr. Bellamy and Mr. Ferwerda do not manage accounts that can short securities. The portfolio managers responsible for those portfolios that can short securities are not separated from the rest of TS&W's investment personnel and therefore have access to full information about TS&W's investment research and the strategies being employed for accounts managed by TS&W.

Some other accounts managed by TS&W pay TS&W management fees at rates comparable to and in some cases lower than those paid by the registrant and other accounts managed by TS&W. Two of the long-short strategies that TS&W manages have performance fee incentives. As a result, TS&W may have a conflict between its own interests and the interests of its other investment advisory clients in managing these long-short accounts. TS&W has adopted various procedures and safeguards to mitigate these potential conflicts.

SMC Potential Conflicts of Interest

At times there may be instances when securities are being purchased or sold by SMC for more than one account. On a daily basis, SMC's Chief Compliance Officer reviews and approves all trades for all accounts assuring that there has been fair allocation among accounts. When necessary, SMC's Chief Compliance Officer will question the portfolio managers to assure fair allocation among all accounts managed has taken place.

(a)(3)

TS&W Portfolio Manager Compensation

TS&W compensates Mr. Bellamy and Mr. Ferwerda for their management of the equity and income producing securities portion of the registrant's portfolio. Compensation is comprised of a fixed base salary and discretionary performance bonus that is based on the overall success of the firm, an individual's responsibility and his/her performance versus expectations, which are reviewed annually. That evaluation includes the professional's own self-assessment of their years' work relative to their responsibilities and also includes peer and supervisor evaluations. TS&W's compensation strategy is to provide reasonable base salaries commensurate with an individual's responsibility and provide performance bonus awards that can exceed base salary. A summary of the input goes to the Remuneration Committee of TS&W's Board of Directors and they determine the specific compensation, salary plus bonus, for the individual. Total compensation of TS&W's portfolio managers is not related to fund performance. In concurrence with Old Mutual (US) Holdings Inc., in May 2007, TS&W began to offer key employees the opportunity to purchase equity interest in TS&W and facilitate the awarding of equity interest to certain key employees as a component of long-term incentive compensation. Old Mutual (US) Holdings Inc. remains a majority owner.

Additionally, there is a qualified profit sharing plan and a long-term incentive plan, which is eligible for participation by all TS&W associates.

SMC Portfolio Manager Compensation

SMC compensates Mr. Giordano and Mr. Roffo for their management of the municipal securities portion of the registrant's portfolio. Compensation consists of a fixed based salary and is based on the experience and qualifications of each portfolio manager. All SMC employees are also eligible to participate in a 401(k) plan, which does not include matching funds from any other party.

(a)(4)

TS&W Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each TS&W portfolio manager as of December 31, 2008:

                                                          DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER                                   SECURITIES IN FUND
--------------------------------------------------------------------------------
William M. Bellamy                                                 None

Paul A. Ferwerda                                             $10,001-$50,000

SMC Portfolio Manager Securities Ownership

The following table discloses the dollar range of equity securities of the registrant beneficially owned by each SMC portfolio manager as of December 31, 2008:

                                                          DOLLAR RANGE OF EQUITY
NAME OF PORTFOLIO MANAGER                                   SECURITIES IN FUND
--------------------------------------------------------------------------------
Vincent R. Giordano                                          $10,001-$50,000

Roberto W. Roffo                                                $1-$10,000


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On January 20, 2009, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Committee Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board, as described in the registrant's proxy statement filed with the Securities and Exchange Commission on June 25, 2008, remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, a Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

A copy of the Nominating and Governance Committee Charter will be filed with the Securities and Exchange Commission as an appendix to the registrant's 2009 proxy statement.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Financial Officer.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2 of the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) TS&W/Claymore Tax-Advantaged Balanced Fund

By:  /s/ J. Thomas Futrell
   ---------------------------------------------------------------------
Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    March 5, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ J. Thomas Futrell
   ---------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    March 5, 2009

By:  /s/ Steven M. Hill
   ---------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    March 5, 2009